VANGUARD(R)CAPITAL OPPORTUNITY FUND

SEMIANNUAL REPORT * APRIL 30, 2002

STOCK

[PICTURE OF A SHIP]
THE VANGUARD GROUP(R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              8
Glossary of Investment Terms                              9
Performance Summary                                      10
Financial Statements                                     11
Advantages of Vanguard.com                               20
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Capital Opportunity Fund returned 2.9% during the six months ended April 30, 2002.

* The fund fared well relative to its average mutual fund peer but failed to keep pace with indexes that track mid-capitalization growth stocks and the broad stock market.

* Growth stocks lagged value stocks during the half-year, and the returns of many technology stocks were sharply negative.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

VANGUARD(R) CAPITAL OPPORTUNITY FUND earned a modest, but positive, total return (capital change plus reinvested dividends) of 2.9% during the first half of its 2002 fiscal year--a six-month period that was particularly challenging for growth-oriented stocks.

     As you can see in the adjacent table, your fund's total return topped the average result for its peer group of multi- capitalization growth funds but was behind the returns of two unmanaged indexes--the Russell Midcap Growth Index, a representative benchmark of mid-cap growth stocks; and the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market. The table also presents the return for the fund's Admiral(TM) Shares, a lower-cost share class for investors with large or long-standing accounts. Admiral Shares were introduced in November 2001.

------------------------------------------------------------
TOTAL RETURNS                               SIX MONTHS ENDED
                                              APRIL 30, 2002
------------------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY FUND
  Investor Shares                                       2.9%
  Admiral Shares*                                      -1.5
Average Multi-Cap Growth Fund**                         1.1
Russell Midcap Growth Index                             7.0
Wilshire 5000 Index                                     5.2
------------------------------------------------------------
 *Return since inception, November 12, 2001.
**Derived from data provided by Lipper Inc.

     The components of your fund's total return can be found on page 4.

STOCKS ROSE IN A VOLATILE PERIOD

During the six months ended April 30, 2002, the U.S. stock market alternately surged and receded, but still posted a total return of 5.2%, as measured by the Wilshire 5000 Index. It was a solid gain and a welcome reversal from the declines of recent years. For those who had investments in small-cap stocks, the period was especially rewarding, as the small-cap Russell 2000 Index gained 20.0%. The large-cap Russell 1000 Index returned 3.4%.

     Across all market caps, value stocks--those with below-average prices relative to earnings, book value, and other measures--retained the lead they more or less have had over growth shares since the market's peak in March 2000. In international markets, however, the lead was reversed, with growth slightly outperforming value. U.S. and international markets did have a common denominator in the period: Their returns were hampered by slumping share prices in the troubled telecommunications industry, which was burdened by overcapacity, weak demand, and heavy debt.

THE U.S. ECONOMY REBOUNDED

A modest economic recovery set the stage for the turnaround in the stock market. The recession that began in March 2001 seemed to have ended even before the year came to a close. After falling in the third quarter of 2001, the nation's real (inflation-adjusted) gross domestic product rose in the fourth quarter, then expanded at an annual rate estimated at 5.6% in the first three months of 2002. The strong growth was bolstered by heavy investment in inventories and housing, by government defense expenditures, and by consumer spending, which never really slackened despite the economic slowdown. The job market, however, still had not caught up with the improving economy. In April the unemployment rate reached 6.0%--its highest level in almost eight years, though still low compared with the jobless rates following past recessions.

-------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                   PERIODS ENDED APRIL 30, 2002
                                             ----------------------------------
                                                 SIX         ONE           FIVE
STOCK                                         MONTHS        YEAR         YEARS*
-------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                 3.4%      -12.0%           7.9%
Russell 2000 Index (Small-caps)                20.0         6.7            9.7
Wilshire 5000 Index (Entire market)             5.2        -9.9            7.7
MSCI EAFE Index (International)                 5.5       -13.9            1.3
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     0.0%        7.8%           7.7%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index             1.2         7.2            6.5
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                     1.0         2.9            4.8
===============================================================================
CPI
Consumer Price Index                            1.2%        1.6%           2.3%
-------------------------------------------------------------------------------
*Annualized.

     The economy was helped along by the Federal Reserve Board, which made 11 cuts in its target for short-term interest rates in 2001, including two during your fund's fiscal half-year. The cuts brought the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--to 1.75%, the lowest level in four decades.

EXCEPT FOR 'JUNK,' BONDS STAGNATED

The Fed's reduction of short-term rates, the recovering economy, and concerns that the Fed may start raising interest rates before year-end caused yields on longer-term bonds to rise. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade U.S. bond market, broke even for the six months, as falling prices completely offset interest income (bond prices move in the opposite direction from interest rates). Problems in the telecom industry made the situation worse--bonds issued by these companies fell drastically in price. The returns for high-yield ("junk") bonds were a notable exception to bonds' low returns: The Lehman High Yield Index gained 6.6% for the six months.

     The yield of the 10-year U.S. Treasury note rose 86 basis points (0.86 percentage point) during the six months to end the period at 5.09%. The yield of the 3-month Treasury bill--which follows the Fed's rate changes with a slight lag--fell 25 basis points to 1.76%.

STOCK SELECTIONS HURT YOUR FUND'S PERFORMANCE

The Capital Opportunity Fund's half-year return of 2.9% was more than double the return of its average peer but was behind the 7.0% return recorded by the Russell Midcap Growth Index.

     A portion of your fund's shortfall relative to the index resulted from the poor performance of the fund's holdings in health care, one of the worst-performing sectors in the index for the six months. The declines recorded by several of our biotechnology holdings were especially sharp.

--------------------------------------------------------------------------------
Your  fund's  tech  stocks  did not  fare  well,  returning  -5.7%  during   the
half-year.
--------------------------------------------------------------------------------

     Technology was also a problem area during the period. Your fund's investment adviser, PRIMECAP Management Company, invested an average of about 29% of the fund's assets in tech stocks during the half-year, by far the fund's largest sector weighting. However, your fund's tech stocks did not fare well--returning about -5.7%. (The index's stocks returned -7.2%.) For further details on individual securities, see the Report from the Adviser, which begins on page 5.

     Also detracting slightly from your fund's performance relative to the index was its cash position. During the period, the fund's investment adviser held an average of almost 9% of the fund's assets in cash. The index, of course, is invested 100% in stocks and therefore fully participates in the rise or decline of the stocks that it holds. In a rising market, a fund's cash position is thus a drag on performance.

     Although we can't say where the stock market is headed in the short term, we believe that the powerful combination of your fund's low costs--the expense ratio for our Investor Shares is 0.58%, more than a full percentage point lower than that charged by the fund's average peer--and the investment-management skill of PRIMECAP Management will serve our shareholders well in the future, just as it has in the past.

KEEP YOUR BALANCE

Sticking with a diversified portfolio isn't always easy. Because certain segments of the financial markets are always performing better than others--it really can't be any other way--many investors are tempted to chase performance or to speculate about when to move into or out of a particular fund or asset class. But as the past several years have demonstrated, such investment strategies can be dangerous. That's why we believe that the best asset class to own is all of them and that the best time to own them is always. The challenge is making sure that your mix of stock funds, bond funds, and short-term investments is based on your very personal goals, financial situation, and tolerance for risk.

--------------------------------------------------------------------------------
The combination of your fund's low costs and the skill of PRIMECAP Management serves our shareholders well.
--------------------------------------------------------------------------------

     Thank you for entrusting your hard-earned money to us and for your confidence in our approach to investing.


Sincerely,


/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

May 15, 2002



------------------------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: OCTOBER 31, 2001-APRIL 30, 2002
                                                                                DISTRIBUTIONS
                                                                                  PER SHARE
                                                                       -------------------------
                                         STARTING          ENDING         INCOME         CAPITAL
                                      SHARE PRICE     SHARE PRICE      DIVIDENDS           GAINS
------------------------------------------------------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY FUND
  Investor Shares                          $20.73          $21.27         $0.070          $0.000
  Admiral Shares                            50.00*          49.11          0.170           0.000
------------------------------------------------------------------------------------------------
*Since inception on November 12, 2001.

REPORT FROM THE ADVISER

Vanguard Capital Opportunity Fund returned 2.9% during the first half of our fiscal year, the six months ended April 30, 2002. We slightly bested the average return of our peer group of multi-cap growth funds, but our return was disappointing in two ways. First, it lagged the results of the overall market and the mid-cap stock indexes. And second, we gave back strong gains won in the first half of the period, when we recorded a 12.9% return. In short, it wasn't a great six-month performance.

THE INVESTMENT ENVIRONMENT

Early in the fiscal half-year, the market seemed pervaded by optimism about the prospects for an economic recovery and a rise in corporate profits. This optimism was reflected in solid gains for stocks in November and December. But many of those gains subsequently disappeared as investors' confidence was eroded by the Enron affair and broader concerns about accounting standards and corporate governance. The worsening bloodshed in the Middle East further raised anxiety. As a result, the market favored companies with defensive characteristics and transparent, easily understood businesses.

     The recession of 2001 was unusual in that it was not precipitated by rising interest rates and a slowdown in consumer spending. Instead, it was a business-led downturn, triggered by a severe drop in corporate investment spending. Given that consumers never really cut back much on their purchases, the recovery will probably have to be led by businesses rebuilding inventories and increasing their outlays on technology and machinery. Consumers may help at least somewhat--lower interest rates have allowed them to refinance debt and encouraged them to buy houses, cars, and other goods. But it's hard to see the consumer sector doing a lot more than it has already been doing to boost the economy.

     Companies are generally cautious now, preferring to await a firmer economy before they significantly boost their spending. Still, we expect the recovery to pick up steam as 2002 progresses. The U.S. economy may get some help from abroad. Like the Federal Reserve Board, foreign central banks reduced interest rates last year to encourage economic growth, and we may get a synchronized rise in global demand. And now that the federal budget is moving from surplus to deficit, a looser fiscal policy also should help to stimulate the economy this year.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies. Fund
--------------------------------------------------------------------------------

THE FUND'S SUCCESSES

Our investment discipline is based on picking stocks that we think will do well over the long term. We're patient investors, and our portfolio turnover is generally modest-- it ran at an annualized rate of just 14% in the first half of the fiscal year.

     Although we focus on individual stocks rather than industry groups, it turns out that we were overweighted compared with our benchmark index in one of the half-year's best-performing sectors: auto & transportation. The transportation sector made up 11% of the fund's assets, on average, but about 1% of the Russell Midcap Growth Index. We also had a large emphasis (averaging 17.5% of assets) on consumer discretionary stocks, which were strong performers for both the fund and the market as a whole. A continuing standout in this group was TJX, the parent of discount chain T.J. Maxx.

     In the financial services group, we had strong relative results (a 25.5% average gain, compared with 19.5% for the index sector), but this did not help us much because these stocks made up only 3.4% of fund assets on average, versus almost 11% of the Midcap Growth Index.

THE FUND'S SHORTFALLS

We hang our hat on being good stock-pickers with a long-term emphasis. But in this six-month period, our stock selections didn't do well on balance. Although we didn't own much in the utilities group, the market's worst-performing sector, our second-biggest utility stock at the outset was WorldCom, which lost a stunning -81.6% in the half-year. Despite its well-publicized problems, we regarded WorldCom as well-positioned in a very troubled telecommunications group. Though we certainly regret the decline the fund has suffered on the stock, we continue to hold it.

     In health care, our selections lost -;18.6%, on average. The biggest losers were ICOS and Biogen. We added more to our Biogen holdings as its price declined. We never like to see a holding decline, of course, but when it happens we don't automatically sell--instead, we go back and reexamine our original case for buying the stock. If the reasons for owning it no longer seem valid, we'll sell it. But if the long-term case for owning it is intact, we tend to stick to our position or add to it. This can be quite painful at times, but it is the sort of patience that has proved rewarding over the long haul.

     We owned no stocks in the consumer staples group. Being absent from the sector hurt us during the past six months, when it gained about 16%.

     Conversely, we have added to our commitment in the technology sector, where we find a number of companies that have good long-term growth potential. During the past half-year, our tech stake (nearly 29% of assets on average) was a hindrance, as these holdings declined nearly -;6%. But as prices fell for some companies we find attractive, we made some sizable purchases, including more shares of Microsoft and some telecommunications equipment makers.

THE FUND'S POSITIONING

We made no radical changes in the fund's stance during the six months, as is illustrated by our relatively low turnover rate and by the fact that nine of our current top ten holdings were on that list when the half-year began. Our net purchases were concentrated in three sectors where returns were poor, making their prices more attractive. Besides technology, where our current stake of 31.5% of equity holdings is about one-third higher than the index weighting, we increased our commitments to health care and telecommunications-related companies.

     We trimmed holdings slightly in some sectors where we had enjoyed good price increases, including the financial services and consumer discretionary groups. Examples include Wells Fargo, W.R. Berkley, and Mattel.

     We believe that inflation will trend only modestly higher as the economy recovers. We foresee meaningful improvements in corporate profits as the economy improves. We continue to own nothing in the consumer staples group, to own relatively little in financial services, and to be underweighted in health care, despite some recent additions there.

     Although we have a sizable stake in technology, it's not as large as in some past periods. Overall, our holdings are more diversified than usual, in part because we don't think it's clear which industry sectors will lead the market in the months ahead. We continue to focus on the long-term prospects of individual companies. We are mindful that our approach requires the same long-term focus and conviction on the part of the Capital Opportunity Fund's shareholders, and we thank you for your support.

Theo A. Kolokotrones Portfolio Manager
Howard B. Schow Portfolio Manager
Joel P. Fried Portfolio Manager

PRIMECAP Management Company

May 17, 2002

FUND PROFILE                                                AS OF APRIL 30, 2002
 FOR CAPITAL OPPORTUNITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         BEST        WILSHIRE
                            FUND         FIT*            5000
---------------------------------------------------------------
Number of Stocks             126          410             5,915
Median Market Cap          $5.6B        $5.6B            $29.1B
Price/Earnings Ratio       60.8x        53.0x             31.5x
Price/Book Ratio            2.3x         4.4x              3.1x
Yield                                      0.3%            1.4%
  Investor Shares           0.0%
  Admiral Shares            0.1%
Return on Equity           14.9%        20.7%             21.5%
Earnings Growth Rate       17.0%        20.2%             10.3%
Foreign Holdings            3.4%         0.0%              0.0%
Turnover Rate              14%**           --                --
Expense Ratio                              --                --
  Investor Shares        0.58%**
  Admiral Shares         0.50%**
Cash Investments            8.0%           --                --
---------------------------------------------------------------

---------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pharmacia Corp.                          5.0%
  (pharmaceuticals)
FedEx Corp.                              3.6
  (air transportation)
General Motors Corp. Class H             3.3
  (telecommunications)
Sabre Holdings Corp.                     2.9
  (leisure)
Micron Technology, Inc.                  2.7
  (electronics)
Symantec Corp.                           2.3
  (software)
Thomas & Betts Corp.                     2.3
  (manufacturing)
Motorola, Inc.                           2.2
  (telecommunications)
Novartis AG ADR                          2.0
  (pharmaceuticals)
Murphy Oil Corp.                         1.9
  (oil)
---------------------------------------------
Top Ten                                 28.2%
---------------------------------------------

---------------------------------------------------------------
VOLATILITY MEASURES
                                BEST                   WILSHIRE
                      FUND      FIT*        FUND           5000
---------------------------------------------------------------
R-Squared             0.83      1.00        0.66           1.00
Beta                  0.71      1.00        1.27           1.00
---------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS

STYLE                  GROWTH
MARKET CAP             MEDIUM
-----------------------------

---------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                            BEST       WILSHIRE
                                FUND        FIT*           5000
---------------------------------------------------------------
Auto & Transportation          11.7%        1.1%           2.4%
Consumer Discretionary         20.5        22.6           15.4
Consumer Staples                0.0         2.5            7.4
Financial Services              2.4        11.5           21.7
Health Care                    13.2        23.0           13.8
Integrated Oils                 5.3         0.4            3.7
Other Energy                    3.5         7.0            2.3
Materials & Processing          2.0         2.9            4.0
Producer Durables               8.3         6.7            3.9
Technology                     31.5        21.0           14.0
Utilities                       1.6         0.8            6.9
Other                           0.0         0.5            4.5
---------------------------------------------------------------
*Russell Midcap Growth Index.
**Annualized.

                                                         [PICTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF APRIL 30, 2002
  FOR CAPITAL OPPORTUNITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-APRIL 30, 2002

                     CAPITAL
            OPPORTUNITY FUND                 RUSSELL MIDCAP
             INVESTOR SHARES                   GROWTH INDEX

1995                    -3.2                            1.1
1996                    11.7                           17.9
1997                    -3.0                           24.6
1998                    10.0                            2.4
1999                    81.7                           37.7
2000                    60.4                           38.7
2001                   -25.7                          -42.8
2002*                    2.9                            7.0
--------------------------------------------------------------------------------
*Six months ended April 30, 2002.
Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                SINCE INCEPTION
                                             ONE    FIVE -----------------------
                           INCEPTION DATE   YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Capital Opportunity Fund
 Investor Shares                8/14/1995 -3.43%  22.62%   16.52%   0.35% 16.87%
   Fee-Adjusted Returns*                   -4.40  22.62    16.52    0.35  16.87
 Admiral Shares                11/12/2001 7.72**     --       --      --     --
   Fee-Adjusted Returns*                  6.65**     --       --      --      --
--------------------------------------------------------------------------------
* Reflective of the 1% fee assessed on redemptions of shares held in the fund for less than five years.
**Returns since inception.

FINANCIAL STATEMENTS
   APRIL 30, 2002 (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CAPITAL OPPORTUNITY FUND                       SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.0%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (10.8%)
*   FedEx Corp.                       $     3,430,000           $       177,228
    Delta Air Lines, Inc.                   3,340,400                    92,562
    Union Pacific Corp.                     1,390,000                    78,952
*(1)Atlantic Coast Airlines
      Holdings Inc.                         3,200,000                    69,920
*   AMR Corp.                               3,200,000                    68,704
*(1)Midwest Express Holdings, Inc.          1,073,000                    21,460
*(1)Strattec Security Corp.                   220,000                    11,660
    United Parcel Service, Inc.               150,000                     9,006
*   American Axle &
      Manufacturing Holdings, Inc.            226,400                     7,471
                                                                ----------------
                                                                $       536,963
                                                                ----------------
CONSUMER DISCRETIONARY (18.9%)
*   General Motors Corp. Class H           10,883,000                   163,027
*(1)Linens 'n Things, Inc.                  2,300,000                    79,810
*(1)Men's Wearhouse, Inc.                   3,200,000                    78,784
*(1)Tommy Hilfiger Corp.                    4,754,800                    74,318
*   Best Buy Co., Inc.                        975,200                    72,506
    TJX Cos., Inc.                          1,573,700                    68,582
    Lowe's Cos., Inc.                       1,407,600                    59,527
    Eastman Kodak Co.                       1,470,000                    47,349
    RadioShack Corp.                        1,400,000                    43,680
*   Robert Half International, Inc.         1,600,000                    42,016
*(1)The Dress Barn, Inc.                    1,050,000                    31,500
    Belo Corp. Class A                      1,050,000                    24,528
    Family Dollar Stores, Inc.                600,000                    20,760
*(1)REX Stores Corp.                        1,125,000                    16,853
*   Hearst-Argyle Television Inc.             620,000                    16,790
*   Tetra Tech, Inc.                        1,121,875                    15,998
*   USA Networks, Inc.                        503,000                    15,045
    Tiffany & Co.                             340,800                    13,547
*   Metro-Goldwyn-Mayer Inc.                  800,000                    12,920
    International Flavors &
      Fragrances, Inc.                        400,000                    12,880
*   Abercrombie & Fitch Co.                   300,000                     9,000
    Royal Caribbean Cruises, Ltd.             260,500                     6,145
    Manpower Inc.                             125,000                     5,031
    Nordstrom, Inc.                           200,000                     4,692
*   Edison Schools Inc.                       900,000                     4,617
                                                                ----------------
                                                                $       939,905
                                                                ----------------
FINANCIAL SERVICES (2.3%)
    Washington Mutual, Inc.                 1,140,000                    43,012
    MBIA, Inc.                                562,500                    30,336
    Bank One Corp.                            400,000                    16,348
    Horace Mann Educators Corp.               350,000                     8,383
    Zenith National Insurance Corp.           250,000                     7,675
    UMB Financial Corp.                        69,300                     3,314
    HCC Insurance Holdings, Inc.              100,000                     2,600
*   Portal Software, Inc.                     155,000                       229
                                                                ----------------
                                                                $       111,897
                                                                ----------------

HEALTH CARE (12.1%)
    Pharmacia Corp.                         6,088,700                   251,037
    Novartis AG ADR                         2,365,000                    99,259
*   Biogen, Inc.                            2,000,000                    86,940

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CAPITAL OPPORTUNITY FUND                       SHARES                     (000)
--------------------------------------------------------------------------------
*   ICOS Corp.                        $     2,382,500                    61,373
*   Guidant Corp.                             700,000                    26,320
    Eli Lilly & Co.                           250,000                    16,513
*   Edwards Lifesciences Corp.                360,000                     9,043
*   Chiron Corp.                              204,800                     8,288
*   Sepracor Inc.                             600,000                     7,596
*   SuperGen, Inc.                          1,325,000                     7,195
*   BioMarin Pharmaceutical Inc.            1,040,500                     6,274
*   Dendreon Corp.                          1,223,500                     5,298
*   XOMA Ltd.                               1,250,000                     4,663
*   Pharmacyclics, Inc.                       713,250                     4,386
*   Novoste Corp.                             665,000                     4,123
*   Celera Genomics Group-
      Applera Corp.                           236,400                     3,697
*   Amgen, Inc.                                25,000                     1,322
                                                                ----------------
                                                                $       603,327
                                                                ----------------
INTEGRATED OILS (4.9%)
    Murphy Oil Corp.                        1,000,000                    94,350
    Phillips Petroleum Co.                  1,480,000                    88,519
    Noble Affiliates, Inc.                  1,500,000                    58,575
                                                                ----------------
                                                                $       241,444
                                                                ----------------

OTHER ENERGY (3.2%)
    Anadarko Petroleum Corp.                1,000,000                    53,820
    Pogo Producing Co.                      1,420,000                    48,621
*   Varco International, Inc.               1,200,000                    24,588
*   Input/Output, Inc.                      2,196,700                    19,880
*   Pioneer Natural Resources Co.             590,000                    14,154
                                                                ----------------
                                                                $       161,063
                                                                ----------------
MATERIALS & Processing (1.8%)
    Minerals Technologies, Inc.             1,000,000                    50,000
    Sigma-Aldrich Corp.                       650,000                    30,797
*(1)Landec Corp.                            1,015,000                     3,857
*   Wilson Greatbatch
      Technologies, Inc.                      118,500                     3,111
*   Insituform Technologies Inc.
      Class A                                 105,800                     2,629
    AptarGroup Inc.                            15,000                       557
                                                                ----------------
                                                                $        90,951
                                                                ----------------

PRODUCER DURABLES (7.6%)
*(1)    Thomas & Betts Corp.                4,850,000                   113,975
        Millipore Corp.                     2,005,000                    80,100
*       Tektronix, Inc.                     2,557,200                    56,258
*(1)    Mykrolis Corp.                      2,126,410                    31,343
*       CUNO Inc.                             800,000                    28,192
*       Plantronics, Inc.                   1,150,000                    24,219
*       Ionics, Inc.                          517,000                    15,510
        Pall Corp.                            500,000                    10,400
*       ESCO Technologies Inc.                200,000                     8,050
        Lindsay Manufacturing Co.             158,100                     3,873
        W.W. Grainger, Inc.                    40,000                     2,243
*   Agilent Technologies, Inc.                 73,245                     2,201
*(1)Metawave Communications Corp.           3,839,000                     1,497
                                                                ----------------
                                                                $       377,861
                                                                ----------------
TECHNOLOGY (29.0%)
  COMMUNICATIONS TECHNOLOGY (9.9%)
    Motorola, Inc.                          7,055,500                   108,655
    Nortel Networks Corp.                  25,050,000                    85,170
*   CIENA Corp.                            10,550,000                    79,020
    Corning, Inc.                          11,658,800                    77,997
*   Research In Motion Ltd.                 3,050,000                    54,017
*   Comverse Technology, Inc.               3,448,000                    41,479
*   Advanced Fibre
      Communications, Inc.                  2,000,000                    35,480
*     Lucent Technologies, Inc.             1,000,000                     4,600
*     Avaya Inc.                              209,529                     1,287
(1)   Centrinity Inc.                       1,209,302                     1,194
*     Harmonic, Inc.                          100,000                       805

COMPUTER SERVICES SOFTWARE & Systems (10.7%)
*   Sabre Holdings Corp.                    3,056,748                   142,139
*   Symantec Corp.                          3,264,000                   115,578
*   Microsoft Corp.                         1,579,000                    82,519
*   Rational Software Corp.                 3,279,000                    47,775
    Adobe Systems, Inc.                     1,190,000                    47,552
    Autodesk, Inc.                          1,600,000                    29,424
*   Citrix Systems, Inc.                    1,940,000                    22,504
*(1)The Descartes Systems
      Group Inc.                            4,645,000                    16,536
*   VeriSign, Inc.                          1,670,000                    15,448
*   Optimal Robotics Corp.                    700,000                    10,444
*   Cognizant Technology
      Solutions Corp.                         105,000                     4,935

COMPUTER TECHNOLOGY (1.9%)
    Compaq Computer Corp.                   6,000,000                    60,900
*(1)Concurrent Computer Corp.               5,215,000                    35,723

ELECTRONICS (0.3%)
    Amphenol Corp.                            322,100                    14,124

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (4.9%)
*   Micron Technology, Inc.                 5,665,000                   134,261
*   Intersil Corp.                          1,105,000                    29,669
*   TriQuint Semiconductor, Inc.            2,200,000                    22,308
*   Rambus Inc.                             2,800,000                    18,704
*   Lattice Semiconductor Corp.             1,545,000                    18,308
    Texas Instruments, Inc.                   352,000                    10,887
    Intel Corp.                               235,000                     6,723
*   Applied Micro Circuits Corp.              600,000                     4,050

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                               SHARES                     (000)
--------------------------------------------------------------------------------
ELECTRONICS--TECHNOLOGY (0.4%)
*   Coherent, Inc.                    $       620,000           $        18,972

SCIENTIFIC EQUIPMENT & Supplies (0.9%)
    Applied Biosystems Group-
      Applera Corp.                         2,505,000                    42,886
                                                                ----------------
                                                                $     1,442,073
                                                                ----------------

UTILITIES (1.4%)
    Sprint Corp.                            2,214,700                    35,103
*   WorldCom Inc.-
      WorldCom Group                        8,309,900                    20,600
* Cablevision Systems Corp.--
      Rainbow Media Group                     362,500                     8,011
* Cablevision Systems-
      NY Group Class A                        325,000                     7,638
  WorldCom, Inc.-MCI Group                    108,248                       406
                                                                ----------------
                                                                $        71,758
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $5,044,785)                                           $     4,577,242
--------------------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.92%, 5/1/2002                   $       407,994                   407,994
    1.92%, 5/1/2002--Note G                    55,921                    55,921
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $463,915)                                                     463,915
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
    (Cost $5,508,700)                                                 5,041,157
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-;1.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     25,027
Liabilities--Note G                                                     (89,855)
                                                                ----------------
                                                                $       (64,828)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $     4,976,329
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $588,430,000.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $     5,394,567
Overdistributed Net Investment Income                                    (3,243)
Accumulated Net Realized Gains                                           52,548
Unrealized Depreciation--Note F                                        (467,543)
--------------------------------------------------------------------------------
NET ASSETS                                                      $     4,976,329
================================================================================

Investor Shares--Net Assets
Applicable to 211,210,864 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                   $     4,491,406
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         21.27
================================================================================

Admiral Shares--Net Assets
Applicable to 9,873,410 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                   $       484,923
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                      $         49.11
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       CAPITAL OPPORTUNITY FUND
                                                SIX MONTHS ENDED APRIL 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                  $        11,101
    Interest                                                              4,097
    Security Lending                                                        173
--------------------------------------------------------------------------------
      Total Income                                              $        15,371
--------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                                      6,121
    The Vanguard Group--Note C
      Management and Administrative
        Investor Shares                                                   7,673
        Admiral Shares                                                      473
      Marketing and Distribution
        Investor Shares                                                     345
        Admiral Shares                                                       11
    Custodian Fees                                                           31
    Auditing Fees                                                             6
    Shareholders' Reports
        Investor Shares                                                      57
        Admiral Shares                                                        3
    Trustees' Fees and Expenses                                               2
--------------------------------------------------------------------------------
      Total Expenses                                                     14,722
      Expenses Paid Indirectly--Note D                                     (279)
--------------------------------------------------------------------------------
      Net Expenses                                                       14,443
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       928
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                  67,959
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES                              19,751
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS                            $        88,638
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $50,000 and $(1,021,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                       CAPITAL OPPORTUNITY FUND
                                               ---------------------------------
                                           SIX MONTHS                      YEAR
                                                ENDED                     ENDED
                                        APR. 30, 2002             OCT. 31, 2001
                                                (000)                     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income               $         928           $        14,215
    Realized Net Gain (Loss)                   67,959                  (14,650)
    Change in Unrealized Appreciation
    (Depreciation)                             19,751                (1,544,715)
--------------------------------------------------------------------------------
      Net Increase (Decrease) in Net
      Assets Resulting from Operations         88,638                (1,545,150)
--------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
      Investor Shares                         (14,327)                  (28,754)
      Admiral Shares                           (1,013)                       --
    Realized Capital Gain*
      Investor Shares                              --                  (345,043)
      Admiral Shares                               --                        --
--------------------------------------------------------------------------------
      Total Distributions                     (15,340)                 (373,797)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
      Investor Shares                         (73,835)                  935,903
      Admiral Shares                          523,098                        --
--------------------------------------------------------------------------------
      Net Increase (Decrease) from
      Capital Share Transactions              449,263                   935,903
--------------------------------------------------------------------------------
    Total Increase (Decrease)                 522,561                  (983,044)
--------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                     4,453,768                 5,436,812
--------------------------------------------------------------------------------
    End of Period                       $   4,976,329           $     4,453,768
================================================================================
* Includes fiscal 2001 short-term gain distributions totaling $212,058,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CAPITAL OPPORTUNITY FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                              SIX MONTHS ENDED  -----------------------------------------------------------
THROUGHOUT EACH PERIOD                                 APRIL 30, 2002       2001          2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $20.73     $30.16        $19.34      $11.47      $10.48     $10.81
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          --        .07          .161        .029        .021       .037
    Net Realized and Unrealized Gain (Loss) on Investments        .61      (7.42)       11.284       8.751       1.014      (.360)
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                            .61      (7.35)       11.445       8.780       1.035      (.323)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.07)      (.16)        (.035)      (.015)      (.045)     (.007)
    Distributions from Realized Capital Gains                      --      (1.92)        (.590)      (.895)         --         --
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                        (.07)     (2.08)        (.625)      (.910)      (.045)     (.007)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $21.27     $20.73        $30.16      $19.34      $11.47     $10.48
==================================================================================================================================

TOTAL RETURN*                                                   2.87%    -25.68%        60.37%      81.74%       9.95%     -2.99%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                       $4,491     $4,454        $5,437      $1,289        $156        $69
    Ratio of Total Expenses
      to Average Net Assets                                   0.58%**      0.60%         0.62%       0.75%       0.94%      0.49%
    Ratio of Net Investment Income
      to Average Net Assets                                   0.03%**      0.28%         0.64%       0.31%       0.18%      0.27%
    Portfolio Turnover Rate                                     14%**        20%           15%         22%        103%       195%
==================================================================================================================================
* Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
**Annualized.

CAPITAL OPPORTUNITY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                               NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      APR. 30, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .03
  Net Realized and Unrealized Gain (Loss) on Investments                   (.75)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       (.72)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                     (.17)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                    (.17)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $    49.11
================================================================================

TOTAL RETURN**                                                           -1.47%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $      485
  Ratio of Total Expenses to Average Net Assets                          0.50%+
  Ratio of Net Investment Income to Average Net Assets                   0.11%+
  Portfolio Turnover Rate                                                  14%+
================================================================================
*Inception.
** Total return does not reflect the 1% fee assessed on redemptions of shares held for less than five years.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2002, the investment advisory fee represented an effective annual rate of 0.24% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2002, the fund had contributed capital of $964,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.96% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2002, these arrangements reduced the fund's expenses by $279,000 (an annual rate of 0.01% of average net assets).

E. During the six months ended April 30, 2002, the fund purchased $814,616,000 of investment securities and sold $328,615,000 of investment securities, other than temporary cash investments.

     At October 31, 2001, the fund had available a capital loss carryforward of $14,650,000 to offset future net capital gains through October 31, 2009.

F. At April 30, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $467,543,000, consisting of unrealized gains of $719,821,000 on securities that had risen in value since their purchase and $1,187,364,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at April 30, 2002, was $53,348,000, for which the fund held cash collateral of $55,921,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                    SIX MONTHS ENDED              YEAR ENDED
                                      APRIL 30, 2002           OCTOBER 31, 2001
                                   ---------------------   ---------------------
                                    AMOUNT       SHARES     AMOUNT       SHARES
                                     (000)        (000)      (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                         $ 681,834       29,498 $1,381,183       55,042
  Issued in Lieu of Cash
    Distributions                   13,416          584    355,527       13,904
  Redeemed*                       (769,085)     (33,670)  (800,807)     (34,428)
                                   ---------------------------------------------
    Net Increase (Decrease)--
     Investor Shares               (73,835)      (3,588)   935,903       34,518
                                   ---------------------------------------------
Admiral Shares
  Issued                           538,564       10,170         --           --
  Issued in Lieu of Cash
    Distributions                      891           17         --           --
  Redeemed*                        (16,357)        (314)        --           --
                                   ---------------------------------------------
    Net Increase (Decrease)--
     Admiral Shares                523,098        9,873         --           --
--------------------------------------------------------------------------------
*Net of redemption fees of $2,069,000 and $5,586,000 (fund totals).

                                                        [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports
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  Consider the benefits of using Vanguard.com.
On our website, you can:

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     If you invest  directly  with us, you can also elect to receive all of your
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which detail every transaction you make during the year.  However, if you invest
with  us  through  an   employer-sponsored   retirement   plan  or  a  financial
intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
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YOUR ONLINE INFORMATION IS SECURE

Vanguard.com  uses  some  of the  most  secure  forms  of  online  communication
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These technologies  provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current
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To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
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(C) 2002 The Vanguard Group, Inc.
All rights reserved.
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Corporation, Distributor.

Q1112 062002

VANGUARD(R) STRATEGIC EQUITY FUND

SEMIANNUAL REPORT * APRIL 30, 2002

STOCK

[PHOTO OF SHIP]

[THE VANGAURD GROUP(R) LOGO]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R)funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   4
Fund Profile                                              6
Glossary of Investment Terms                              7
Performance Summary                                       8
Financial Statements                                      9
Advantages of Vanguard.com                               18

SUMMARY

* Vanguard Strategic Equity Fund returned 16.0% for the six months ended April 30, 2002.

* The nation's real (inflation-adjusted) gross domestic product surged at an estimated annual rate above 5% in the first quarter of 2002.

* The Strategic Equity Fund offers broad-based exposure to small- and mid-cap stocks, with some opportunity for index-beating performance.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the first half of its 2002 fiscal year, VANGUARD(R) STRATEGIC EQUITY FUND returned 16.0% as mid- and small-capitalization stocks staged an impressive rally. This result surpassed the returns of the broad U.S. stock market and the average mid-cap core mutual fund, but slightly lagged the 16.4% return of the unmanaged Russell 2800 Index, our "best fit" benchmark.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2002
--------------------------------------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND                                             16.0%
Average Mid-Cap Core Fund*                                                 14.9
Russell 2800 Index**                                                       16.4
Wilshire 5000 Index                                                         5.2
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the 200 largest stocks.


     The  adjacent  table  presents  the  total  returns--capital   change  plus
reinvested dividends--for your fund and its benchmarks. Per-share performance figures are shown on page 3.

STOCKS ROSE IN A VOLATILE PERIOD

During the six months ended April 30, the U.S. stock market alternately surged and receded, but still produced a total return of 5.2%, as measured by the Wilshire 5000 Total Market Index. It was a solid gain and a welcome reversal from the declines of recent years. For those who had investments in small-cap stocks, the period was especially rewarding, as the small-cap Russell 2000 Index gained 20.0%. The large-cap Russell 1000 Index returned 3.4%.

     Across all market caps, value stocks--those with below-average prices relative to earnings, book value, and other measures--retained the lead they more or less have had over growth shares since the market's peak in March 2000. In international markets, however, the lead was reversed, with growth slightly outperforming value. U.S. and international markets did have a common denominator in the period: Their returns were hampered by slumping share prices in the troubled telecommunications industry, which was burdened by overcapacity, weak demand, and heavy debt.

THE U.S. ECONOMY REBOUNDED

A modest economic recovery set the stage for the turnaround in the stock market. The recession that began in March 2001 seemed to have ended even before the year came to a close. After falling in the third quarter of 2001, the nation's real (inflation-adjusted) gross domestic product rose in the fourth quarter, then surged at an estimated annual rate of 5.6% in the first three months of 2002. The strong growth was bolstered by heavy investment in inventories and housing, by government defense expenditures, and by consumer spending, which never really slackened despite the economic slowdown. The job market, however, still had not caught up with the improving economy. In April the unemployment rate reached 6.0%--the highest level in almost eight years, though still low compared with the jobless rates following past recessions.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2002
                                                  ------------------------------
                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   3.4%       -12.0%         7.9%
Russell 2000 Index (Small-caps)                  20.0          6.7          9.7
Wilshire 5000 Index (Entire market)               5.2         -9.9          7.7
MSCI EAFE Index (International)                   5.5        -13.9          1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       0.0%         7.8%         7.7%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index               1.2          7.2          6.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        1.0          2.9          4.8
================================================================================
CPI
Consumer Price Index                              1.2%         1.6%         2.3%
--------------------------------------------------------------------------------
*Annualized.

     The economy was helped along by the Federal Reserve Board, which made 11 cuts in its target for short-term interest rates in 2001, including two during your fund's fiscal half-year. The cuts brought the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--to 1.75%, the lowest level in four decades.

EXCEPT FOR 'JUNK,' BONDS STAGNATED

The Fed's rate cuts, the recovering economy, and concerns that the Fed may start raising interest rates before year-end caused yields on longer-term bonds to rise. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade U.S. bond market, broke even for the six months, as falling prices completely offset interest income (bond prices move in the opposite direction from interest rates). Problems in the telecom industry made the situation worse--bonds issued by these companies fell drastically in price. The returns for high-yield ("junk") bonds were a notable exception to bonds' overall low returns: The Lehman High Yield Index gained 6.6% for the six months.

     The yield of the 10-year U.S. Treasury note rose 86 basis points (0.86 percentage point) during the six months to end the period at 5.09%. The yield of the 3-month Treasury bill--which follows the Fed's rate changes with a slight lag--fell 25 basis points to 1.76%.

STRATEGIC EQUITY'S DIVERSIFICATION PAYS OFF

During the past six months, the Strategic Equity Fund's broadly diversified portfolio of small- and mid-cap stocks produced a strong return. As is its policy, your fund kept its industry weightings in line with those of the Russell 2800 Index. This stance contributed to the fund's strong showing relative to the average mid-cap core fund, which held a relatively large position in the underperforming technology sector.

Strategic Equity's positioning advantage was bolstered by its lower expenses--an annualized expense ratio of 0.54%, compared with 1.39% for the average competitor.

     Compared with the Russell 2800 Index, your fund performed respectably, trailing the benchmark by a modest 0.4 percentage point. Strategic Equity seeks to outperform the index through stock selection, relying on computer models to identify stocks with attractive valuations and good growth prospects. During the past six months, your fund enjoyed notable success among stocks in the financial services and consumer staples sectors. What it gained in relative performance there, however, it lost through the weaker performance of holdings in the consumer discretionary and "other energy" sectors.

BROAD EXPOSURE AND MEASURED RISKS

The past six months have provided a good demonstration of the role that the Strategic Equity Fund can play in your portfolio. Its diversification makes the fund an attractive way to gain broad-based exposure to small- and mid-cap stocks, while its disciplined quantitative process allows you to take a relatively predictable degree of risk in seeking to outperform an indexed approach. During the past six months, we came up a little short relative to the Russell 2800 Index, but since the fund's 1995 inception we've converted these measured risks into higher relative returns.

     That said, we remind you that the Strategic Equity Fund is most appropriate as one piece of a broadly diversified investment plan that includes stock, bond, and money market funds allocated in accordance with your goals, time horizon, and financial circumstances. Once your plan is in place, stay the course.

     We thank you for entrusting your hard-earned money to us.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                                MAY 16, 2002



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: OCTOBER 31, 2001-APRIL 30, 2002

                                                                 DISTRIBUTIONS
                                                                   PER SHARE
                                                          ----------------------
                                        STARTING      ENDING    INCOME   CAPITAL
                                     SHARE PRICE SHARE PRICE DIVIDENDS     GAINS
--------------------------------------------------------------------------------
Vanguard Strategic Equity Fund            $13.68      $15.72     $0.14     $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the six months ended April 30, the stock market rallied from the lows reached shortly after September 11. In particular, the mid- and small-capitalization stocks that comprise the Russell 2800 Index rebounded sharply, advancing 16.4%. Most of the gains came in November and December, although these stocks did continue to drift unevenly higher in the remaining four months of our fiscal half-year.

     Altogether it was a very favorable environment for the Strategic Equity Fund, whose benchmark is the Russell 2800. The fund got out of the blocks slowly at the beginning of the semiannual period and chased the benchmark the rest of the way, ultimately closing the gap with a total return of 16.0%--just 0.4 percentage point less than the index gained.

OUR PERFORMANCE

To manage the Strategic Equity Fund, we employ a very structured investment strategy, using computer software that we have programmed to select stocks and also to control the degree of risk that the fund assumes relative to its benchmark. This approach has served the fund well since its inception in 1995 and, over the past two fiscal years, has kept us notably ahead of our benchmark index (although both the fund and the index sank during the overall market drop of fiscal-year 2001).

     Our approach measures the fundamental characteristics and market acceptance of all of the mid- and small-cap stocks in our investment universe. We balance valuation levels and future prospects in assessing each stock's potential to outperform the market, and we incorporate the most attractive stocks into the portfolio. We make sure, however, that the fund maintains broad diversification across all industries.

     During the investment bubble of the late 1990s and early 2000, our portfolio became somewhat defensive, tilting toward stocks whose valuations remained short of the market extremes. As the market's price level has fallen, our approach has produced a much more balanced group of holdings, with smaller fluctuations relative to our benchmark. As a result, there were only five industries in which the fund significantly differed from its benchmark.

     The fund benefited from its exposure within the business services, electronics, and metals industries, specifically from investments

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY USING QUANTITATIVE MODELS TO IDENTIFY MID- AND SMALL-CAPITALIZATION STOCKS THAT OFFER THE BEST INVESTMENT OPPORTUNITIES. AMONG THE CHARACTERISTICS THE ADVISER BELIEVES WILL DISTINGUISH SUCH OPPORTUNITIES ARE RELATIVE VALUE, EARNINGS POTENTIAL, AND RECOGNITION IN THE MARKETPLACE.
--------------------------------------------------------------------------------
in Deluxe Corporation, ESS Technology, and Freeport-McMoRan. As noted in our 2001 annual report to you, Deluxe and ESS Technology were among our largest holdings. The fund also gained from investments in Golden West Financial and MGIC Investment.

     Our selections in the remaining two industries, energy and retail, did not fare so well. In particular, Apache Corporation and Noble Affiliates in the energy sector underperformed, as did Kmart and J.C. Penney in the retail industry. We also had a relatively light commitment to energy, an industry whose stocks performed well overall.

THE FUND'S POSITIONING

The fund remains broadly diversified, having roughly similar exposure to stocks with attractive valuation levels and those with significant growth prospects. As the economy continues to emerge from the downturn of last year, we believe that stocks with attractive valuations will lead the way, as they have at the beginning of previous expansions. At the same time, growth stocks have suffered a significant setback over the past two years, and we have invested in selected securities that should bounce back from overly depressed levels.

     Mid- and small-caps have outperformed large-cap stocks over the past 21/2 years. Nevertheless, their valuation levels and prospects still appear relatively attractive when compared to those of larger companies. Consequently, we believe they should continue to provide competitive returns as the liquidity created by the Federal Reserve Board last year filters into the economy and ultimately into the stock market.

     We do not have any significant industry bets. In the few instances where our industry weightings deviate from those of the fund's benchmark, we are pursuing stocks that we believe have good prospects. At the end of the semiannual period, our largest holdings were AutoZone, Bear Stearns, Golden West Financial, and Pepsi Bottling. Each of these stocks has an attractive valuation level relative to what we perceive as its growth prospects.

     The stock market has been mostly directionless over the past several months. Nevertheless, we continue to be optimistic, although we do not foresee a repetition of the tremendous returns of the late 1990s. We believe that our portfolio is well-positioned in the mid- and small-cap universe for the future.


GEORGE U. SAUTER, MANAGING DIRECTOR
VANGUARD QUANTITATIVE EQUITY GROUP

MAY 22, 2002

FUND PROFILE                                                AS OF APRIL 30, 2002
  FOR STRATEGIC EQUITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 7.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                            BEST        WILSHIRE
                                                  FUND      FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                                   190     2,654           5,915
Median Market Cap                                $3.9B     $3.8B          $29.1B
Price/Earnings Ratio                             22.1x     32.8x           31.5x
Price/Book Ratio                                  2.6x      2.5x            3.1x
Yield                                             0.9%      1.4%            1.4%
Return on Equity                                 15.3%     16.0%           21.5%
Earnings Growth Rate                             12.7%      9.5%           10.3%
Foreign Holdings                                  0.0%      0.0%            0.0%
Turnover Rate                                    51%**        --              --
Expense Ratio                                  0.51%**        --              --
Cash Investments                                  0.0%        --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

AutoZone Inc.                                                               2.3%
  (retail)
Bear Stearns Co., Inc.                                                      2.0
  (securities brokers and services)
Golden West Financial Corp.                                                 1.9
  (savings and loan)
The Pepsi Bottling Group, Inc.                                              1.9
  (beverage)
Pitney Bowes, Inc.                                                          1.9
  (computer hardware)
Deluxe Corp.                                                                1.7
  (consumer products)
FirstEnergy Corp.                                                           1.7
  (electric utilities)
Entergy Corp.                                                               1.7
  (electric utilities)
Varian Medical Systems, Inc.                                                1.7
  (health products and services)
Tricon Global Restaurants, Inc.                                             1.7
  (restaurants)
--------------------------------------------------------------------------------
Top Ten                                                                    18.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                 BEST   WILSHIRE
                                               FUND     FIT*     FUND       5000
--------------------------------------------------------------------------------
R-Squared                                     0.81      1.00     0.75       1.00
Beta                                          0.72      1.00     0.75       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                             BEST       WILSHIRE
                                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                            2.5%        3.4%           2.4%
Consumer Discretionary                          19.8        18.1           15.4
Consumer Staples                                 3.1         3.8            7.4
Financial Services                              21.0        21.3           21.7
Health Care                                     15.9        11.5           13.8
Integrated Oils                                  0.6         1.3            3.7
Other Energy                                     0.3         3.8            2.3
Materials & Processing                           7.0         7.6            4.0
Producer Durables                                9.8         7.3            3.9
Technology                                       9.6        12.6           14.0
Utilities                                        8.7         7.6            6.9
Other                                            1.7         1.7            4.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap              Medium
Style                   Blend
--------------------------------------------------------------------------------



*Russell 2800 Index.
**Annualized.

                                                           (PICTURE OF COMPUTER)
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF APRIL 30, 2002
  FOR STRATEGIC EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL YEAR TOTAL RETURNS (%) AUGUST 14, 1995-APRIL 30, 2002

SEMI 10 YEAR TOTAL INVESTMENT RETURNS - VANGUARD STRATEGIC EQUITY FUND

    FISCAL YEAR      TOTAL RETURN        RUSSELL 2800 INDEX
           1995              1.7%                      1.0%
           1996             23.4                      18.8
           1997             35.8                      28.9
           1998            -10.4                      -0.1
           1999             21.3                      16.6
           2000             18.8                      22.2
           2001             -6.5                     -18.5
           2002*            16.0                      16.4
--------------------------------------------------------------------------------
*Six months ended April 30, 2002.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            Since Inception
                                         One    Five  --------------------------
                      Inception Date    Year   Years  Capital    Income    Total
--------------------------------------------------------------------------------
Strategic Equity Fund      8/14/1995  14.37%  12.56%   12.98%     1.25%   14.23%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  APRIL 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market value order and bonds divided into government and industry categories. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                      SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.1%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.3%)
* PACCAR, Inc.                                           200,000         14,294
  Lear Corp.                                              72,100          3,707
  AirTran Holdings, Inc.                                 623,600          3,486
  American Axle & Manufacturing Holdings, Inc.            54,100          1,785
  Stoneridge, Inc.                                        39,000            565
                                                                 ---------------
                                                                 $       23,837
                                                                 ---------------
CONSUMER DISCRETIONARY (18.6%)
  AutoZone Inc.                                          302,200         22,967
  Tricon Global Restaurants, Inc.                        265,000         16,711
* Whirlpool Corp.                                        201,500         15,102
* J.C. Penney Co., Inc. (Holding Company)                628,300         13,659
* R.R. Donnelley & Sons Co.                              327,300         10,460
* Liz Claiborne, Inc.                                    319,800         10,007
  Lithia Motors, Inc.                                    332,600          9,379
  ChoicePoint Inc.                                       168,750          9,355
* May Department Stores Co.                              223,600          7,754
  Expedia Inc.                                            86,900          7,025
  R.H. Donnelley Corp.                                   234,800          6,908
  Extended Stay America, Inc.                            393,700          6,575
* Knight Ridder                                           75,000          5,025
  Park Place Entertainment                               344,600          4,239
* Bowne & Co., Inc.                                      257,500          4,094
  TMP Worldwide, Inc.                                    130,900          3,949
  Right Management Consultants, Inc.                     136,950          3,657
  The Topps Co., Inc.                                    300,200          3,071
  JAKKS Pacific, Inc.                                    158,700          3,058
* Pennzoil-Quaker State Co.                              136,200          2,943
* Mattel, Inc.                                           136,300          2,813
  Papa John's International, Inc.                        88,000           2,737
  Group 1 Automotive, Inc.                                59,000          2,587
  Rent-A-Center, Inc.                                     40,400          2,436
* K-Swiss, Inc.                                           46,300          2,119
* Hancock Fabrics, Inc.                                  102,600          1,866
* Brown Shoe Co., Inc.                                    90,500          1,842
  PLATO Learning, Inc.                                    87,200          1,170
* TJX Cos., Inc.                                          23,400          1,020
  Handleman Co.                                           67,800            868
  Pixar, Inc.                                             19,500            788
  Kmart Corp.                                            562,200            753
  Expedia Inc. Warrants Exp. 2/4/2009                     11,036            508
  Brightpoint, Inc.                                      509,600            285
  Boron, LePore & Associates, Inc.                        20,800            247
  Ambassadors International, Inc.                          1,300             12
                                                                 ---------------
                                                                 $      187,989
                                                                 ---------------
CONSUMER STAPLES (2.9%)
* The Pepsi Bottling Group, Inc.                         660,200         18,908
* Universal Corp. VA                                     131,000          5,569

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                      SHARES          (000)
--------------------------------------------------------------------------------
* R.J. Reynolds Tobacco Holdings, Inc.                    69,200          4,789
* Sanderson Farms, Inc.                                   14,800            378
                                                                 ---------------
                                                                 $       29,644
                                                                 ---------------

FINANCIAL SERVICES (19.8%)
* Bear Stearns Co., Inc.                                 329,800         20,428
* Golden West Financial Corp.                            280,200         19,163
* Deluxe Corp.                                           397,200         17,429
* MGIC Investment Corp.                                  228,600         16,313
* SouthTrust Corp.                                       551,900         14,725
  Fiserv, Inc.                                           190,500          8,470
* The PMI Group Inc.                                     102,300          8,299
* Equity Office Properties Trust REIT                    247,600          7,089
* Countrywide Credit Industries, Inc.                    145,200          6,782
* Equifax, Inc.                                          226,100          6,177
* iStar Financial Inc. REIT                              194,600          6,052
* Public Storage, Inc. REIT                              147,800          5,612
* Hudson United Bancorp                                  166,400          5,282
* UnionBanCal Corp.                                      106,566          5,158
* Archstone-Smith Trust REIT                             167,400         4,513
* NDCHealth Corp.                                        129,000          4,150
* Nationwide Financial Services, Inc.                     98,300          4,030
* LandAmerica Financial Group, Inc.                      101,800          3,563
* Regions Financial Corp.                                100,000          3,507
* Highwood Properties, Inc. REIT                         114,700          3,225
* Corus Bankshares Inc.                                   64,100          3,222
* Simon Property Group, Inc. REIT                         80,300          2,710
  First Federal Financial Corp.                           93,000          2,660
* Ventas, Inc. REIT                                      196,900          2,658
* Reinsurance Group of America, Inc.                      78,200          2,526
  E*TRADE Group, Inc.                                    285,900          2,156
* Interpool, Inc.                                        100,100          2,122
  Quaker City Bancorp, Inc.                               41,600          1,571
* Green Point Financial Corp.                             28,800          1,424
* TCF Financial Corp.                                     25,800          1,343
* Golden State Bancorp Inc.                               38,400          1,267
* MAF Bancorp, Inc.                                       29,900          1,108
* Republic Bancorp, Inc.                                  74,690          1,105
  Net.B@nk, Inc.                                          59,300            952
* IBERIABANK Corp.                                        22,900            850
* Dime Community Bancshares                               28,950            673
* Provident Bankshares Corp.                              24,341            634
* WSFS Financial Corp.                                    19,600            408
* Independent Bank Corp. MA                                7,100            177
* BankAtlantic Bancorp, Inc. Class A                       9,300            119
* Peoples Holding Co.                                      1,200             44
  CBNY Investment Services Corp.                           2,240             23
                                                                 ---------------
                                                                 $      199,719
                                                                 ---------------

HEALTH CARE (15.0%)
  Varian Medical Systems, Inc.                           393,000         17,037
  WellPoint Health Networks Inc. Class A                 206,800         15,527
  Caremark Rx, Inc.                                      454,900          9,780
  HEALTHSOUTH Corp.                                      621,900          9,391
  Barr Laboratories, Inc.                                137,600          9,171
  Chiron Corp.                                           210,300          8,511
  Pharmaceutical Product Development, Inc.               326,700          8,226
  Cytyc Corp.                                            519,600          8,163
  Alkermes, Inc.                                         400,800          8,072
  Genzyme Corp.-General Division                         177,200          7,254
  Apria Healthcare Group Inc.                            231,100          6,006
  DaVita, Inc.                                           204,700          5,306
  Protein Design Labs, Inc.                              289,400          5,198
  Sierra Health Services                                 254,200          4,957
  Respironics, Inc.                                      133,900          4,391
  Immunex Corp.                                          142,800          3,876
  Lincare Holdings, Inc.                                 119,000          3,746
  Edwards Lifesciences Corp.                             137,400          3,451
* Mylan Laboratories, Inc.                               118,800          3,146
  Cell Genesys, Inc.                                     193,600          2,751
  Medicis Pharmaceutical Corp.                            47,100          2,522
  Universal Health Services Class B                       44,700          2,081
  Manor Care, Inc.                                        73,800          1,892
  PolyMedica Corp.                                        25,100            978
  National Healthcare Corp.                               10,200            181
  Kendle International Inc.                                6,000            102
                                                                 ---------------
                                                                 $      151,716
                                                                 ---------------
INTEGRATED OILS (0.6%)
* Marathon Oil Corp.                                     179,000          5,202
* Occidental Petroleum Corp.                              19,500            561
                                                                 ---------------
                                                                 $        5,763
                                                                 ---------------

OTHER ENERGY (0.3%)
* Sunoco, Inc.                                            61,900          2,128
* XTO Energy, Inc.                                        49,950          1,019
  Tesoro Petroleum Corp.                                  10,700            121
                                                                 ---------------
                                                                 $        3,268
                                                                 ---------------

MATERIALS & PROCESSING (6.6%)
  Freeport-McMoRan Copper & Gold, Inc. Class B           831,900         14,775
* Praxair, Inc.                                          247,900         14,155
* Archer-Daniels-Midland Co.                             648,908          8,611
* Air Products & Chemicals, Inc.                         107,700          5,175
  Smurfit-Stone Container Corp.                          314,400          5,106
* Engelhard Corp.                                        129,000          3,924
* Getty Realty Holding Corp.                             157,100          2,961
* PPG Industries, Inc.                                    56,600          2,961
  Octel Corp.                                            124,000          2,796
* Centex Construction Products,Inc.                       56,700          2,488
* Penn Engineering & Manufacturing Corp.                  65,900          1,285
* Southern Peru Copper Corp.                              80,100          1,157

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                      SHARES          (000)
--------------------------------------------------------------------------------
* Ameron International Corp.                               6,300            465
  Pactiv Corp.                                            17,200            356
* Stepan Co.                                               3,400             94
  Quaker Fabric Corp.                                      1,836             25
                                                                 ---------------
                                                                 $       66,334
                                                                 ---------------

PRODUCER DURABLES (9.2%)
* Pitney Bowes, Inc.                                     449,000         18,903
* York International Corp.                               358,600         13,057
  AGCO Corp.                                             453,900         10,313
* Ryland Group, Inc.                                      91,000         10,010
  Tektronix, Inc.                                        439,200          9,662
* Woodward Governor Co.                                  107,900          7,427
* Goodrich Corp.                                         191,300          6,106
  LAM Research Corp.                                     185,100          4,750
* Stewart & Stevenson Services, Inc.                     209,191          3,952
  Novellus Systems, Inc.                                  72,500          3,436
  Andrew Corp.                                           117,600          1,951
* HON Industries, Inc.                                    54,700          1,637
  Cable Design Technologies Corp.                         63,000            792
* MTS Systems Corp.                                       67,100            705
  KLA-Tencor Corp.                                         8,700            513
                                                                 ---------------
                                                                 $       93,214
                                                                 ---------------

TECHNOLOGY (9.0%)
  ESS Technology, Inc.                                   730,838         11,671
  Intuit, Inc.                                           253,000          9,912
  Intersil Corp.                                         310,100          8,326
  NCR Corp.                                              201,600          7,834
* AVX Corp.                                              295,300          5,885
  National Semiconductor Corp.                           162,900          5,135
  Riverstone Networks, Inc.                            1,082,614          5,088
  Symantec Corp.                                         125,600          4,447
* Scientific-Atlanta, Inc.                               209,700          4,194
  L-3 Communications Holdings, Inc.                       30,500          3,897
  Cognizant Technology Solutions Corp.                    70,600          3,318
  International Rectifier Corp.                           61,200          2,823
  Avant! Corp.                                           160,200          2,667
  FLIR Systems, Inc.                                      60,300          2,405
  Perot Systems Corp.                                    117,700          2,095
  Adaptec, Inc.                                          139,200          2,046
  Catapult Communications Corp.                           63,100          1,581
  Computer Sciences Corp.                                 32,900          1,476
  Jabil Circuit, Inc.                                     70,000          1,429
  LeCroy Corp.                                            76,024          1,216
  Microsemi Corp.                                         88,200          1,169
  CACI International, Inc.                                35,900          1,083
* Rockwell Automation, Inc.                               38,700            831
  3Com Corp.                                              97,400            562
  Hutchinson Technology, Inc.                              6,400            115
                                                                 ---------------
                                                                 $       91,205
                                                                 ---------------

UTILITIES (8.2%)
* FirstEnergy Corp.                                      522,400         17,396
* Entergy Corp.                                          367,300         17,043
* CenturyTel, Inc.                                       440,600         12,205
* PPL Corp.                                              237,300          9,043
* Conectiv, Inc.                                         361,800          9,023
  PG&E Corp.                                             200,000          4,700
* ONEOK, Inc.                                            164,200          3,589
* Western Resources, Inc.                                200,500          3,487
* Potomac Electric Power Co.                              85,800          1,961
* PNM Resources Inc.                                      67,500          1,957
* UGI Corp. Holding Co.                                   32,800          1,033
* Northeast Utilities                                     34,100            682
* OGE Energy Corp.                                        27,700            655
                                                                 ---------------
                                                                 $       82,774
                                                                 ---------------
OTHER (1.6%)
* Johnson Controls, Inc.                                 105,100          9,065
* Teleflex Inc.                                          100,200          5,662
* Lennox International Inc.                               84,000          1,260
                                                                 ---------------
                                                                 $       15,987
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $811,298)                                                       951,450
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS                             (9.7%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 1.76%, 8/23/2002                                      $2,000         1,989
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.83%, 7/31/2002                                       3,500          3,485
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.92%, 5/1/2002                                         75,391         75,391
  1.92%, 5/1/2002--Note F                                 17,280         17,280
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $98,145)                                                         98,145
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.8%)
  (COST $909,443)                                                     1,049,595
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.8%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      3,530
Liabilities--Note F                                                     (41,953)
                                                                 ---------------
                                                                        (38,423)

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                                      (000)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 64,318,823 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $1,011,17
================================================================================

NET ASSET VALUE PER SHARE                                                $15.72
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.6% and 3.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $5,474,000 have been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                                          MARKET
                                                          AMOUNT          VALUE*
                                                           (000)           (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $924,489         $14.37
Undistributed Net Investment Income                        1,034            .02
Accumulated Net Realized Losses                          (50,977)          (.79)
Unrealized Appreciation (Depreciation)--Note E
  Investment Securities                                  140,152           2.18
  Futures Contracts                                       (3,526)          (.06)
--------------------------------------------------------------------------------
NET ASSETS                                            $1,011,172         $15.72
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           STRATEGIC EQUITY FUND
                                                 SIX MONTHS ENDED APRIL 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 5,568
  Interest                                                                  480
  Security Lending                                                           76
--------------------------------------------------------------------------------
Total Income                                                              6,124
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                            321
    Management and Administrative                                         1,851
    Marketing and Distribution                                               58
  Custodian Fees                                                              6
  Auditing Fees                                                               6
  Shareholders' Reports                                                      30
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        2,273
    Expenses Paid Indirectly--Note C                                         (1)
--------------------------------------------------------------------------------
    Net Expenses                                                          2,272
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,852
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             (3,047)
  Futures Contracts                                                       1,941
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (1,106)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 126,708
  Futures Contracts                                                      (4,371)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        122,337
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $125,083
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        STRATEGIC EQUITY FUND
                                                     ---------------------------
                                                   SIX MONTHS               YEAR
                                                        ENDED              ENDED
                                                APR. 30, 2002      OCT. 31, 2001
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 3,852            $ 8,184
  Realized Net Gain (Loss)                            (1,106)           (51,056)
  Change in Unrealized Appreciation (Depreciation)   122,337            (11,514)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                        125,083            (54,386)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (7,979)            (8,702)
  Realized Capital Gain*                                   --          (125,568)
--------------------------------------------------------------------------------
    Total Distributions                               (7,979)          (134,270)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             166,115            176,948
  Issued in Lieu of Cash Distributions                 7,575            130,061
  Redeemed**                                         (46,341)           (97,369)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
    Transactions                                     127,349            209,640
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          244,453             20,984
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                766,719            745,735
--------------------------------------------------------------------------------
  End of Period                                   $1,011,172           $766,719
================================================================================

1Shares Issued (Redeemed)
  Issued                                              10,809             11,939
  Issued in Lieu of Cash Distributions                   500              9,445
  Redeemed                                            (3,051)            (6,598)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding      8,258             14,786
================================================================================
*Includes fiscal 2001 short-term gain distributions of $54,910,000, which are treated as ordinary income dividends for tax purposes.

**Net of redemption fees of $173,000 for 2001. The fund eliminated its redemption fee on April 7, 2001.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


STRATEGIC EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                               YEAR ENDED OCTOBER 31,
THROUGHOUT EACH PERIOD                            SIX MONTHS ENDED   ------------------------------------------------
                                                    APRIL 30, 2002     2001         2000      1999     1998    1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $13.68   $18.07       $15.73    $13.11   $15.89  $12.53
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .07      .16          .21       .15      .13     .15
  Net Realized and Unrealized
    Gain (Loss) on Investments                               2.11    (1.31)        2.66      2.62    (1.69)   4.10
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         2.18    (1.15)        2.87      2.77    (1.56)   4.25
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.14)    (.21)        (.16)     (.15)    (.14)   (.18)
  Distributions from Realized Capital Gains                     --   (3.03)        (.37)        --   (1.08)   (.71)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.14)   (3.24)        (.53)     (.15)   (1.22)   (.89)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $15.72   $13.68       $18.07    $15.73   $13.11  $15.89
=====================================================================================================================

TOTAL RETURN*                                               15.97%   -6.48%       18.76%    21.30%  -10.41%  35.83%
=====================================================================================================================

RATIOS/SUPPLEMENTAL  DATA
  Net Assets,  End of Period (Millions)                    $1,011     $767         $746      $561     $479    $444
  Ratio of Total Expenses to Average Net Assets            0.51%**    0.54%        0.49%     0.46%    0.43%   0.40%
  Ratio of Net  Investment  Income to Average Net Assets   0.86%**    1.06%        1.31%     1.00%    0.93%   1.28%
Portfolio  Turnover Rate                                     51%**      82%          83%       51%      71%     85%
=====================================================================================================================
*Total  returns do not reflect the 1% fee  assessed  through  April 6, 2001,  on redemptions of shares held in the fund for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.


B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2002, the fund had contributed capital of $174,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.17% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2002, custodian fee offset arrangements reduced expenses by $1,000.

D. During the six months ended April 30, 2002, the fund purchased $325,919,000 of investment securities and sold $216,171,000 of investment securities, other than temporary cash investments.

     At October 31, 2001, the fund had available a capital loss carryforward of $48,882,000 to offset future net capital gains through October 31, 2009.

E. At April 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $140,152,000, consisting of unrealized gains of $185,552,000 on securities that had risen in value since their purchase and $45,400,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                     ---------------------------
                                                     AGGREGATE        UNREALIZED
                                  NUMBER OF         SETTLEMENT      APPRECIATION
FUTURES CONTRACTS            LONG CONTRACTS              VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                           221            $59,515          $(3,447)
S&P MidCap 400 Index                     23              6,197              (79)
--------------------------------------------------------------------------------
Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. The market value of securities on loan to broker/dealers at April 30, 2002, was $13,344,000, for which the fund held cash collateral of $17,280,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

(PICTURE OF COMPUTER)

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using VANGUARD.COM. On our website, you can:

* Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.

* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also
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     If you invest  directly  with us, you can also elect to receive all of your
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which detail every transaction you make during the year.  However, if you invest
with  us  through  an   employer-sponsored   retirement   plan  or  a  financial
intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

Standard & Poor's(R), S&P 500(R), S&P MidCap 400, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting) University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and
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The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by
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(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1142 062002

VANGUARD(R)GLOBAL EQUITY FUND

SEMIANNUAL REPORT * APRIL 30, 2002

STOCK

[PICTURE OF A SHIP]
THE VANGUARD GROUP(R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              8
Glossary of Investment Terms                             10
Performance Summary                                      11
Financial Statements                                     12
Advantages of Vanguard.com                               23
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Global Equity Fund posted a six-month return of 18.1%, surpassing the results of its comparative measures by wide margins.

* Global markets, particularly emerging markets, reversed some of the declines of recent years.

* Smaller value stocks--which your fund emphasized in the period--provided some of the highest returns.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Global stock markets rebounded during the six months ended April 30, 2002, with smaller value stocks providing some of the highest returns. vanguard(R) global equity fund earned a terrific return of 18.1%--more than three times the return of its average peer and almost four times that of its benchmark index.

     The table at left presents total returns (capital change plus reinvested dividends) for your fund, the average global fund, and the Morgan Stanley Capital International All Country World Index Free. (This index is virtually identical to our previous benchmark, the MSCI All Country World Index, which has been discontinued by MSCI.)

------------------------------------------------
TOTAL RETURNS                   SIX MONTHS ENDED
                                  APRIL 30, 2002
------------------------------------------------
VANGUARD GLOBAL EQUITY FUND                18.1%
Average Global Fund*                        5.6
MSCI All Country World Index Free           4.7
------------------------------------------------
*Derived from data provided by Lipper Inc.


     Your fund's total return is based on the change in its net asset value and any income or capital gains distributed during the period. The table on page 4 presents these per-share figures.

MARKETS REBOUNDED WORLDWIDE

Global stock markets alternately surged and receded during the six months, but still posted respectable gains, partly reversing the declines of recent years. And, for a change, international markets outpaced the U.S. market: The MSCI Europe, Australasia, Far East (EAFE) Index's 5.5% return was slightly higher than the 5.2% gain of the Wilshire 5000 Total Market Index. Emerging markets did even better, with the MSCI Emerging Markets Free Index gaining a remarkable 33.7%. Slumping share prices in the technology and telecommunications sectors severely hampered returns for the U.S. and other developed markets. The telecom industry, especially, was burdened by overcapacity, weak demand, and heavy debt. Among market segments, small-capitalization value stocks--those that have below-average prices relative to earnings, book value, and other measures--continued to post some of the highest returns.

THE DOLLAR'S STRENGTH CUT RETURNS AGAIN

In recent years, the dollar's almost unrelenting and universal rise relative to other currencies has reduced already poor returns from foreign investments for U.S. investors. During the six months ended April 30, the strength of the dollar waned in some areas, including Europe, slightly augmenting returns from those regions. However, this positive effect was negated by the continuing weakness in the Japanese yen, which--despite a last-minute rally--slashed almost 5 percentage points from returns on Japanese investments for the six months. Overall, the effect of currency exchange rates remained negative for U.S.-based investors in diversified international funds.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                   PERIODS ENDED APRIL 30, 2002
                                                 -------------------------------
                                                  SIX          ONE          FIVE
STOCK                                          MONTHS         YEAR        YEARS*
--------------------------------------------------------------------------------
MSCI EAFE Index (International)                  5.5%       -13.9%         1.3%
Russell 1000 Index (Large-caps)                  3.4        -12.0          7.9
Russell 2000 Index (Small-caps)                 20.0          6.7          9.7
Wilshire 5000 Index (Entire market)              5.2         -9.9          7.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      0.0%         7.8%         7.7%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index              1.2          7.2          6.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       1.0          2.9          4.8
================================================================================
CPI
Consumer Price Index                             1.2%         1.6%         2.3%
--------------------------------------------------------------------------------
*Annualized.


ECONOMIES WERE MODESTLY ON THE MEND

A modest economic recovery set the stage for the turnaround in the global markets. In the United States--which produces nearly one-third of the world's goods and services--the recession that began in March 2001 seemed to have ended even before the year came to a close. The nation's real (inflation-adjusted) gross domestic product expanded at an estimated annual rate of 5.6% in the first three months of 2002.

     Economic signals from other parts of the world were mixed. Retail sales rose modestly in the dozen European countries that use the euro as a common currency. Japan was still mired in its third recession in a decade, but in recent months industrial production has increased and the nation's unemployment rate, though still high by Japanese standards, has been falling. In South America, economic woes and political unrest in Argentina and Venezuela seemed to be self-contained and did not affect their neighbors.

     Many economies were aided by interest rate cuts from central banks, including the European Central Bank and the Bank of England. Most central banks followed the lead of the U.S. Federal Reserve Board, but few were as aggressive:
The Fed made 11 cuts in its target for short-term interest rates in 2001, including two during your fund's fiscal half-year. The cuts brought the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--to 1.75%, the lowest level in four decades.

FOR YOUR FUND, MANY FACTORS LED TO SUCCESS

The Global Equity Fund's six-month return of 18.1% was stellar, both in absolute terms and relative to its comparative measures. It would be difficult to attribute the fund's success to just one cause. A bias toward mid-capitalization value stocks, favorable country and sector weightings, and superior stock selection all played a role.

     As noted earlier, small-cap value stocks turned in some of the highest returns, both in the United States and abroad. Not only did your fund have a value bias but its median capitalization was considerably lower than those of its average peer and its benchmark index. In addition, compared with both measures, your fund held bigger stakes in emerging markets and in some of the better-performing developed markets in the Pacific region.

--------------------------------------------------------------------------------
A bias toward mid-cap value stocks, favorable market and sector weightings, and solid stock selection all contributed to your fund's stellar return.
--------------------------------------------------------------------------------

     It should be noted that the fund's investment adviser, Marathon Asset Management, places more emphasis on industry and stock analysis than on choosing among regions or countries. Here, your fund truly shone. The Global Equity Fund had only a small portion of its assets in technology and telecom, two sectors that continued to suffer during the half-year, and much greater weightings in basic materials, industrials, and the consumer discretionary group (which includes retailers and leisure-related companies), all of which performed relatively well. Marathon enhanced this good sector selection with good stock-picking. For example, your fund's U.S. stocks--which accounted for about 41% of assets, on average--returned 19%, compared with only 2% for the U.S. component in the benchmark index.

     The kind of stocks that your fund invests in performed remarkably well during the half-year and held up well relative to others during the global market downturn of the previous two years. Whether this will continue is impossible to say, but we feel confident that the fund's performance will be competitive over the long run. Our confidence rests on both the skill of your fund's investment adviser and Vanguard's low costs, which are an advantage in all market environments. According to a recent study by the Financial Research Corporation, costs are the best predictor of future relative performance among stock mutual funds. The Global Equity Fund's expense ratio (annualized costs as a percentage of average net asset value) of 1.19% is well below the 1.83% average for its peer group.

INTERNATIONAL STOCKS STILL HAVE A ROLE TO PLAY

For many investors, keeping faith in diversification across borders has been difficult, given the low returns from foreign equities and their relatively high correlation to U.S. stocks in recent years. We thank you for your patience and loyalty.

     We still believe that international equities play a useful role in a diversified portfolio. There is no guarantee that the strength of the U.S. dollar will persist or that the correlation between domestic and foreign stocks will continue. Perhaps more important, by investing internationally you will not forgo the potential opportunities provided by the other half of the world's equities.

     Volatile market performance in recent years validates our oft-repeated advice: Each investor should develop a portfolio diversified both across asset classes--stocks, bonds, and cash--and within asset classes. That means diversification not just across global region, but also across market caps and across growth and value stocks. Once you have such a portfolio in place, it's wise to leave your selections relatively fixed and let time and compounding pilot you toward your goals.

Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

May 20, 2002






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: OCTOBER 31, 2001-APRIL 30, 2002

                                                                  DISTRIBUTIONS
                                                                    PER SHARE
                                                             -------------------
                                    STARTING        ENDING     INCOME    CAPITAL
                                 SHARE PRICE   SHARE PRICE  DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Vanguard Global Equity Fund           $11.31        $12.73      $0.12      $0.44
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the six months ended April 30, 2002, Vanguard Global Equity Fund returned 18.1%, compared with a 4.7% gain for the fund's unmanaged benchmark, the MSCI All Country World Index Free.

     Global Equity's substantial outperformance of the index reflects the fund's emphasis on value investing. Over the past several years, we have been increasingly focusing on out-of-favor stocks, particularly in Asia. The index, however, weights stocks solely by market capitalization. As a result, Global Equity performed poorly on a relative basis during the bull market. But, as could have been predicted, our strategy insulated the fund's shareholders from the consequences of "new era" investing, whose benefits have now proved to be little more than a mirage.

THE FUND'S SUCCESSES

Statistical analysis shows that most of the value added by the Global Equity Fund during the fiscal half-year was achieved through stock selection (i.e., by choosing companies that outperformed their sector groups in the index). The portfolio continued to be underweighted in many "new era" sectors, though we have recently made some purchases in these areas. Asset allocation (i.e., the choice of country) has been a minor, albeit a positive, factor--the fund's overweighting among emerging markets in Southeast Asia has finally begun to pay off. This overweighting was established in fiscal 1999 during the Asian crisis, at attractive prices, yet only in the last six months has confidence returned to the stock markets of many of these countries.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.
--------------------------------------------------------------------------------

     At the beginning of the semiannual period, stock markets were depressed by the horrific events of September 11. From this low, a significant rally occurred as investors gained confidence that normalcy would return and economies would recover. This reversal has benefited many of the sectors in which the Global Equity Fund was overweighted, such as materials (including commodities) and industrials. In contrast, the fund remains underweighted relative to the index in information technology and telecommunications, the two sectors whose travails continue to disturb investors. The problems of these two industries lie in the excesses of the bubble period: Too much capital was thrown at these sectors to be compatible with the profitability that could reasonably be expected by investors. Shares in tech and telecom have therefore faced a double whammy, as investor expectations fell along with the companies' profits.

     However, in the past six months, another--and perhaps more significant--factor has begun to prey upon the markets. It now appears that, during the bull market, some companies both stage-managed and inflated their earnings in the belief that this would boost shareholder value. You might think the financial community (with legions of highly paid analysts) would detect such activities and discount the stocks accordingly. However, this does not seem to have occurred. In fact, analysts appear to have given excessive credence to "company guidance." It is now also alleged that investment banks gave disparate advice to their various client constituencies and that analysts offered opinions entirely different from their own personal views. This points to conflicts of interest that may have significantly exacerbated the damage wrought by the bubble economy.

These matters are now the subject of numerous investigations by various authorities. Already, however, it is possible to draw certain conclusions:

* Many investors now regard equities as risky investments for long-term savings.

* Stock prices are likely to continue to fall until a "margin of safety" has been reestablished in the pricing of individual issues.

* Accounting policies probably will become more conservative, and this is unlikely to help corporate profits.

* A regulatory backlash can be expected as accounting rules and codes of conduct are tightened.

THE FUND'S POSITIONING

The key question is: How is the Global Equity Fund likely to fare during such a period? So far, relative performance has been good.

     This is partly attributable to our focus on value sectors and value companies, which were not at the forefront of earnings inflation--indeed, many firms did not have profits worth exaggerating! Second, the fund had (and has) an orientation toward mid-capitalization companies. It now appears that companies whose valuations became most inflated were large-cap rather than mid-cap firms, an observation consistent with the extraordinary popularity of equities as an asset class. Third, the Global Equity Fund had about 23% of its assets invested in the Asia-Pacific region on April 30. As is well known, that area has undergone its own serious downturn, and as a result both profits and investor expectations are set at low levels. Further (and perversely), the recognition of just how low standards of accounting probity have sunk in the United States has made investors realize that poor corporate governance can occur worldwide, and is not necessarily confined to emerging markets. This will likely cause investors to view smaller, far-flung markets in a more positive light.

     Although the problems of the technology and telecommunications sectors are deeply entrenched, the overall environment for equities is more favorable than is generally perceived. Monetary policy remains accommodative worldwide, economic activity has recently been suppressed, and investor expectations are more realistic than they have been for some years. Economic recovery is likely to occur in many countries as the year progresses, and this should provide a modest boost for equities. The Global Equity Fund is positioned for this upturn with low liquidity (we are about 95% invested in stocks) and an overweighting in Asia, combined with a bias toward mid-cap, value-oriented stocks. These features should enable the fund to weather current uncertainties and to provide some gains when conditions improve.

Jeremy Hosking, Portfolio Manager
Marathon Asset Management Limited

May 8, 2002

FUND PROFILE                                                AS OF APRIL 30, 2002
   FOR GLOBAL EQUITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on page 10.


-----------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           MSCI
                                FUND     INDEX*
-----------------------------------------------
Number of Stocks                 329      2,214
Turnover Rate                  15%**        ---
Expense Ratio                1.19%**        ---
Cash Investments                5.7%        ---
-----------------------------------------------

-----------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Burlington Northern Santa Fe Corp.         1.2%
 (railroad)
ProQuest Co.                               1.1
 (media)
Toys R Us, Inc.                            1.0
 (retail)
Television Broadcasts Ltd.                 0.9
 (media)
Mandalay Resort Group                      0.9
 (entertainment)
Air Canada                                 0.9
 (air transportation)
Agrium, Inc.                               0.9
 (chemicals)
Scotts Co.                                 0.9
 (chemicals)
Northwest Airlines Corp. Class A           0.9
 (air transportation)
Moody's Corp.                              0.8
 (diversified financial services)
-----------------------------------------------
Top Ten                                    9.5%
-----------------------------------------------

-------------------------------------------
VOLATILITY MEASURES
                                       MSCI
                        FUND         INDEX*
-------------------------------------------
R-Squared               0.73           1.00
Beta                    0.74           1.00
-------------------------------------------

----------------------------
ALLOCATION BY REGION

NORTH AMERICA            43%
EMERGING MARKETS         11%
PACIFIC                  18%
EUROPE                   28%
----------------------------

 *MSCI All Country World Index Free.
**Annualized.

------------------------------------------------
COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)

                                            MSCI
                                FUND      INDEX*
------------------------------------------------
EUROPE
United Kingdom                 10.9%       10.8%
France                          4.7         3.7
Netherlands                     2.6         2.4
Spain                           1.8         1.2
Sweden                          1.7         0.8
Germany                         1.4         2.7
Italy                           1.3         1.5
Finland                         1.2         0.7
Switzerland                     1.0         3.2
Ireland                         0.6         0.3
Denmark                         0.5         0.3
Norway                          0.3         0.2
Austria                         0.0         0.1
Belgium                         0.0         0.4
Greece                          0.0         0.1
Portugal                        0.0         0.1
------------------------------------------------
Subtotal                       28.0%       28.5%
------------------------------------------------
PACIFIC
Japan                           8.2%        8.1%
Hong Kong                       4.3         0.7
Singapore                       3.5         0.3
Australia                       2.2         1.6
New Zealand                     0.3         0.1
------------------------------------------------
Subtotal                       18.5%       10.8%
------------------------------------------------
EMERGING MARKETS
South Africa                    3.8%        0.5%
Malaysia                         2.2        0.2
Thailand                         2.1        0.1
Indonesia                        1.1        0.0
Philippines                      0.7        0.0
Mexico                           0.4        0.3
China                            0.3        0.2
Brazil                           0.0        0.3
Chile                            0.0        0.1
India                            0.0        0.1
Israel                           0.0        0.1
Russia                           0.0        0.1
South Korea                      0.0        0.9
Taiwan                           0.0        0.6
Turkey                           0.0        0.1
------------------------------------------------
Subtotal                       10.6%        3.6%
------------------------------------------------
NORTH AMERICA
United States                  37.3%       55.0%
Canada                          5.6         2.1
------------------------------------------------
Subtotal                       42.9%       57.1%
------------------------------------------------
Total                         100.0%      100.0%
------------------------------------------------
*MSCI All Country World Index Free.
                                                        [PICUTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF APRIL 30, 2002
  FOR GLOBAL EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-APRIL 30, 2002

                               GLOBAL        MSCI ALL
                               EQUITY   COUNTRY WORLD
                                FUND      INDEX FREES
1995                              0.5             1.8
1996                             17.0            15.9
1997                             12.2            16.1
1998                              0.0            13.0
1999                             26.5            26.0
2000                              4.5             0.8
2001                             -7.7           -25.2
2002*                            18.1             4.7
--------------------------------------------------------------------------------
*Six months ended April 30, 2002.
NOTE: See Financial Highlights table on page 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           SINCE INCEPTION
                                        ONE     FIVE ---------------------------
                    INCEPTION DATE     YEAR    YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Global Equity Fund       8/14/1995    8.92%    8.88%     8.29%   1.64%   9.93%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  APRIL 30, 2002 (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
--------------------------------------------------------------------------------
AUSTRALIA (2.1%)
  WMC Ltd.                              $       224,000         $         1,108
  Australia & New Zealand Bank
    Group Ltd.                                  107,515                   1,096
  Santos Ltd.                                   254,000                     801
  Aurion Gold Ltd.                              313,155                     540
  Orica Ltd.                                     57,254                     252
  CSR Ltd.                                       71,098                     233
  Iluka Resources Ltd.                           60,516                     148
  Amcor Ltd.                                     24,442                      97
* Caltex Australia Ltd.                          85,000                      78
                                                                ----------------
                                                                $         4,353
                                                                ----------------

CANADA (5.3%)
  Imperial Oil Ltd.                              56,100                   1,675
  Alcan Inc.                                     43,400                   1,601
  Abitibi-Consolidated Inc.                     136,000                   1,229
* Hudson's Bay Co.                              141,000                   1,199
* Rogers Communications, Inc.
    Class B                                      97,000                   1,178
* Air Canada Class A                            360,100                   1,032
  Stelco Inc. Class A                           229,500                     813
* Air Canada                                    192,544                     812
  Fairmont Hotels & Resorts Inc.                 20,200                     578
  EnCana Corp.                                   17,500                     550
* Fording Inc.                                   13,200                     254
* Canadian Zinc Corp.                            70,000                      12
                                                                ----------------
                                                                $        10,933
                                                                ----------------
CHINA (0.2%)
* The Guangshen Railway Co., Ltd.             2,563,500                     496


DENMARK (0.5%)
  TDC A/S                                        20,000                     577
  Coloplast A/S B Shares                          5,000                     358
  Bang & Olufsen A/S B Shares                     5,000                     142
                                                                ----------------
                                                                $         1,077
                                                                ----------------
FINLAND (1.1%)
  TietoEnator Oyj B Shares                       25,520                     639
  Metso Oyj                                      50,500                     614
  Sampo Oyj A Shares                             74,000                     571
  M-Real Oyj B Shares                            57,000                     460
                                                                ----------------
                                                                $         2,284
                                                                ----------------
FRANCE (4.4%)
  Pechiney SA A Shares                           26,499                   1,282
* Arcelor                                        83,700                   1,154
  BNP Paribas SA                                 15,122                     790
  Aventis SA                                     10,901                     771
  Cie. de St. Gobain SA                           3,800                     651
  Alcatel SA                                     51,100                     639
  Groupe Danone                                   4,600                     609
  Thales SA                                      14,400                     550
  Vivendi Universal SA                           17,223                     549
  AXA                                            25,500                     541
  Carrefour SA                                   11,888                     519
  Scor SA                                        13,200                     450

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                 SHARES                    (000)
--------------------------------------------------------------------------------
* Atos Origin SA                        $         6,100         $           445
  Clarins SA                                      4,308                     262
                                                                ----------------
                                                                $         9,212
                                                                ----------------
GERMANY (1.3%)
  Bayerische Motoren Werke AG                    18,280                     725
  Fresenius Medical Care AG ADR                  32,144                     641
  E.On AG                                        11,020                     574
  Buderus AG                                     18,200                     439
  Deutsche Post AG                               28,000                     380
                                                                ----------------
                                                                $         2,759
                                                                ----------------

HONG KONG (4.0%)
  Television Broadcasts Ltd.                    399,000                   1,970
  Hysan Development Co., Ltd.                   937,484                   1,058
  Hong Kong & China Gas Co., Ltd.               745,974                     933
  Cathay Pacific Airways Ltd.                   476,000                     824
  Hong Kong Exchanges &
    Clearing Ltd.                               304,000                     542
  Cafe De Coral Holdings Ltd.                   725,000                     516
* i-CABLE Communications Ltd.                   574,000                     434
  Hong Kong Aircraft &
    Engineering Co., Ltd.                       221,000                     432
  First Pacific Co. Ltd.                      2,391,000                     405
  Hong Kong and Shanghai
    Hotels Ltd.                                 800,000                     400
  Wheelock and Co. Ltd.                         295,000                     267
* SmarTone
    Telecommunications Ltd.                     204,000                     233
  Mandarin Oriental
    International Ltd.                          421,690                     217
  Asia Satellite Telecommunications
    Holdings Ltd.                                95,000                     147
* Next Media Ltd.                                24,000                       6
                                                                ----------------
                                                                $         8,384
                                                                ----------------

INDONESIA (1.0%)
  PT Semen Gresik Tbk                           540,000                     590
* PT Gudang Garam Tbk                           425,000                     522
* PT Astra International Tbk                  1,172,000                     490
  PT Matahari Putra Prima Tbk                 3,776,000                     303
  PT Bank Pan Indonesia Tbk                   3,215,600                     181
  PT Citra Marga Nusaphala
    Persada Tbk                                 774,000                      41
* PT Mulia Industrindo Tbk                      921,000                      20
* PT Lippo Bank (Local) Tbk                     943,000                       7
                                                                ----------------
                                                                $         2,154
                                                                ----------------
IRELAND (0.5%)
  Bank of Ireland                                48,000                     558
* Independent News & Media PLC                  212,488                     402
  Fyffes PLC                                    134,000                     163
                                                                ----------------
                                                                $         1,123
                                                                ----------------
ITALY (1.3%)
  Luxottica Group SpA ADR                        52,000                   1,045
  Saipem SpA                                    115,000                     749
  Unicredito Italiano SpA                       140,000                     650
* Industrie Natuzzi SpA ADR                      14,200                     195
                                                                ----------------
                                                                $         2,639
                                                                ----------------
JAPAN (7.7%)
  Itochu Corp.                                  227,000                     725
  Ono Pharmaceutical Co., Ltd.                   18,500                     605
  Kirin Brewery Co., Ltd.                        76,000                     576
  Fuji Electric Co. , Ltd.                      216,000                     542
  Shiseido Co., Ltd.                             46,000                     511
  Dai-Nippon Printing Co., Ltd.                  36,000                     454
  Sumitomo Trust &
    Banking Co., Ltd.                           100,000                     449
  Rohm Co., Ltd.                                  3,000                     447
  Toppan Printing Co., Ltd.                      44,000                     445
  Tokyo Gas Co., Ltd.                           186,000                     445
  Nippon Mitsubishi Oil Corp.                   100,000                     438
  Bank of Yokohama Ltd.                         124,000                     433
  Nippon Telegraph and
    Telephone Corp.                                 110                     433
  Toyo Seikan Kaisha Ltd.                        32,000                     424
  Hitachi Ltd.                                   56,000                     415
  Sumitomo Corp.                                 62,000                     379
* UFJ Holdings Inc.                                 150                     371
  Omron Corp.                                    24,000                     361
  Aisin Seiki Co.                                28,000                     359
  Tokyo Broadcasting System, Inc.                16,000                     340
  FamilyMart Co., Ltd.                           16,000                     338
  Yamaha Motor Co., Ltd.                         44,000                     326
  Nisshinbo Industries, Inc.                     80,000                     324
  Nippon Sanso Corp.                            108,000                     320
  Sumitomo Chemical Co.                          60,000                     254
  Daiichi Pharmaceutical Co., Ltd.               13,000                     254
  JSR Corp.                                      32,000                     251
  Sumitomo Forestry Co.                          48,000                     251
  Sekisui Chemical Co.                           83,000                     233
  Japan Tobacco, Inc.                                38                     231
  Lion Corp.                                     68,000                     217
  Ebara Corp.                                    36,000                     216
  Lintec Corp.                                   28,000                     210
  Nippon Broadcasting System, Inc.                6,000                     206
  Yasuda Fire & Marine
    Insurance Co.                                36,000                     200
  Ezaki Glico Co.                                38,000                     192
  Noritake Co., Ltd.                             46,000                     180
  Calsonic Kansei Corp.                          60,000                     178
  Yamatake Corp.                                 22,000                     172
  Onward Kashiyama Co., Ltd.                     18,000                     167
  NGK Insulators Ltd.                            22,000                     161
  Dentsu Inc.                                        28                     156
* SKY Perfect Communications Inc.                   174                     156
  Ryosan Co., Ltd.                               14,000                     154
  Glory Ltd.                                      8,000                     148

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
  Hitachi Medical Corp.                 $        14,000         $           139
* Oki Electric Industry Co. Ltd.                 50,000                     121
  Kansai Paint Co., Ltd.                         44,000                      95
  Nifco Inc.                                     10,000                      94
  ESPEC Corp.                                    20,000                      91
* Yaskawa Electric Corp.                         19,000                      87
  Alpine Electronics Inc.                         8,000                      87
* Intec, Inc.                                    15,000                      87
  Anritsu Corp.                                   9,000                      72
  Mizuno Corp.                                   25,000                      69
  Sankyo Seiko Co.                               35,000                      68
  Kyocera Corp.                                   1,000                      68
  Nippon Koei Co., Ltd.                          32,000                      61
  Inabata & Co., Ltd.                            13,000                      58
* Tsuzuki Denki Co., Ltd.                        27,000                      53
  Hitachi Koki Co.                               16,000                      51
* Hitachi Electronics
    Engineering Co., Ltd.                        12,000                      44
  Taihei Dengyo Kaisha Ltd.                      17,000                      44
  Itoham Foods, Inc.                             10,000                      27
  ISB Corp.                                       4,200                      24
                                                                ----------------
                                                                $        16,087
                                                                ----------------

MALAYSIA (2.1%)
* Technology Resources
    Industries Bhd.                           1,637,000                   1,150
  Resorts World Bhd.                            346,000                     956
  British American Tobacco Bhd.                  56,000                     523
  Carlsberg Brewery
    Malaysia Bhd.                               153,500                     456
  Genting Bhd.                                   94,000                     386
  Commerce Asset Holdings Bhd.                  155,000                     373
  PPB Group Bhd.                                252,000                     257
  Kumpulan Guthrie Bhd.                         414,000                     248
                                                                ----------------
                                                                $         4,349
                                                                ----------------
MEXICO (0.3%)
  Telefonos de Mexico SA
    Class L ADR                                   9,400                     356
  America Movil SA de CV
    Series L ADR                                  9,400                     175
* Vitro SA ADR                                   45,000                     169
                                                                ----------------
                                                                $           700
                                                                ----------------
NETHERLANDS (2.4%)
  Royal Dutch Petroleum Co.                      28,000                   1,483
  Koninklijke (Royal) Philips
    Electronics NV                               41,471                   1,281
  Heineken NV                                    24,000                   1,081
* Koninklijke KPN NV                            113,054                     512
  Koninklijke Boskalis
    Westminster NV                               14,033                     436
  Koninklijke Nedlloyd NV                        13,015                     229
                                                                ----------------
                                                                $         5,022
                                                                ----------------

NEW ZEALAND (0.3%)
  Carter Holt Harvey Ltd.                       360,000                     290
  Telecom Corp. of
    New Zealand Ltd.                             78,217                     169
* Tranz Rail Holdings Ltd.                       75,000                     126
  Wrightson Ltd.                                150,000                      74
                                                                ----------------
                                                                $           659
                                                                ----------------

NORWAY (0.3%)
  DNB Holding ASA                                61,000                     322
  Schibsted ASA                                  18,000                     196
  Rieber & Son ASA                               25,000                     149
                                                                ----------------
                                                                $           667
                                                                ----------------
PHILIPPINES (0.7%)
  Ayala Corp.                                 5,649,000                     658
  Jollibee Foods Corp.                          963,000                     266
  Globe Telecom, Inc.                            18,500                     236
* ABS-CBN Broadcasting Corp.                    351,000                     201
                                                                ----------------
                                                                $         1,361
                                                                ----------------

SINGAPORE (3.3%)
  Jardine Strategic Holdings Ltd.               459,500                   1,356
* Jardine Matheson Holdings Ltd.                224,902                   1,349
  Oversea-Chinese Banking
    Corp., Ltd.                                 133,000                     954
  SembCorp Marine Ltd.                        1,147,000                     576
  Singapore Press Holdings Ltd.                  44,100                     548
  Great Eastern Holdings Ltd.                    87,000                     543
  Overseas Union Enterprise Ltd.                131,000                     488
  United Industrial Corp., Ltd.               1,077,000                     428
  Fraser & Neave Ltd.                            65,700                     276

* BIL International Ltd.                        892,000                     209

  DelGro Corp., Ltd.                            128,900                     184
                                                                ----------------
                                                                $         6,911
                                                                ----------------
SOUTH AFRICA (3.6%)
  Gold Fields Ltd.                               94,740                   1,142
  Anglo American PLC                             45,414                     717
  Firstrand Ltd.                                958,000                     712
  Gencor Ltd.                                   135,000                     706
* Kersaf Investment Ltd.                        276,179                     690
  South African Breweries PLC                    83,903                     675
  Anglogold Ltd. ADR                             21,370                     573
  Barloworld Ltd.                                63,200                     383
  Pretoria Portland Cement Co.                   56,000                     369
  RMB Holdings Ltd.                             321,000                     344
  Edgars Consolidated Stores Ltd.               131,449                     321
  JD Group Ltd.                                 172,446                     268
* Hosken Consolidated
    Investments Ltd.                          1,300,000                     257
  Aveng Ltd.                                    236,000                     175
  Standard Bank
    Investment Corp. Ltd.                        17,123                      56
  South African Breweries PLC
    (United Kingdom Shares)                       4,000                      32
                                                                ----------------
                                                                $         7,420
                                                                ----------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                 SHARES                    (000)
--------------------------------------------------------------------------------
SPAIN (1.7%)
  Acerinox SA                           $        21,000         $           804
  Banco Popular Espanol SA                       18,000                     738
* NH Hoteles SA                                  53,000                     692
  Acciona SA                                     16,800                     629
  Centros Comerciales Carrefour SA               30,400                     356
  Viscofan Industria Navarra de
    Envolturas Celulosicas SA                    28,800                     210
  Prosegur Cia de Seguridad SA
    (Registered)                                 12,000                     176
                                                                ----------------
                                                                $         3,605
                                                                ----------------

SWEDEN (1.6%)
  Svenska Handelsbanken
    ABA A Shares                                 55,500                     840
  Svenska Cellulosa AB B Shares                  22,000                     747
  Stora Enso Oyj R Shares                        53,299                     677
* Telefonaktiebolaget LM Ericsson
    AB Class B                                  140,300                     352
  Hoganas AB B Shares                            12,750                     263
* ABB Ltd.                                       26,588                     239
  OM AB                                          19,200                     177
                                                                ----------------
                                                                $         3,295
                                                                ----------------

SWITZERLAND (1.0%)
  Novartis AG (Registered)                       20,740                     870
  SGS Societe Generale de
  Surveillance Holding SA
    (Registered)                                  2,150                     584
  Publigroupe SA                                  1,040                     262
  Cie. Financiere Richemont AG                    5,600                     127
  Sarna Kunststoff Holding
    (Registered)                                    100                     100
  Phoenix Mecano AG                                 200                      60
  Syngenta AG                                       296                      18
                                                                ----------------
                                                                $         2,021
                                                                ----------------

THAILAND (2.0%)
  Siam Cement PLC Non-Voting
    Depository Receipts                          84,000                   1,658
  Siam Cement PLC (Foreign)                      34,200                     775
  Advanced Information
    Services Co. Ltd. (Foreign)                 541,000                     550
* Thai Farmers Bank PLC (Foreign)               652,000                     460
* National Finance & Securities
    PLC (Foreign)                               519,000                     182
  Post Publishing PLC (Foreign)                 130,000                     147
* Golden Land Property
    Development Public Co. Ltd.
    (Foreign)                                   225,645                      70
* Siam Commercial Bank PLC
    (Foreign)                                   120,000                      69
* Total Access
    Communication PLC (Local)                    41,000                      48
  Matichon PLC (Foreign)                         25,000                      42
  MBK Properties & Development Co.
    (Foreign)                                    59,000                      38
* Golden Land Property
    Development Public Co. Ltd.
  Non-Voting Depository Receipts                 87,465                      26
                                                                ----------------
                                                                $         4,065
                                                                ----------------
UNITED KINGDOM (10.3%)
  Shell Transport & Trading Co. PLC             177,000                   1,260
  Hanson PLC                                    166,250                   1,208
  Barclays PLC                                  135,600                   1,188
  Diageo PLC                                     84,628                   1,123
  Rio Tinto PLC                                  59,000                   1,096
  Rentokil Initial PLC                          274,000                   1,080
  Reed Elsevier PLC                             110,000                   1,077
  Associated British Ports
    Holdings PLC                                122,400                     838
  BAE Systems PLC                               157,000                     798
  BAA PLC                                        81,500                     766
  Imperial Chemical Industries PLC              161,999                     752
  Reckitt Benckiser PLC                          41,290                     731
  BP PLC                                         81,000                     691
  The Sage Group PLC                            235,000                     678
  Boots Co. PLC                                  60,500                     626
  Compass Group PLC                              98,735                     614
  WPP Group PLC                                  57,500                     610
  Stagecoach Group PLC                          517,240                     573
  Arriva PLC                                    105,333                     553
  Pilkington PLC                                336,500                     546
  P & O Princess Cruises PLC                     81,000                     545
  MyTravel Group PLC                            155,500                     493
  Provident Financial PLC                        45,456                     470
  Hilton Group PLC                              122,000                     456
  Smiths Group PLC                               33,810                     400
* BT Group PLC                                  102,600                     386
  The Peninsular & Oriental
    Steam Navigation Co.                         79,000                     325
* Railtrack Group PLC                            86,000                     294
  Kidde PLC                                     205,000                     258
  Enodis PLC                                    190,400                     255
  EMI Group PLC                                  50,000                     221
  Granada PLC                                    66,735                     125
* Sygen International PLC                       160,000                     121
  Devro PLC                                      88,000                     103
  TBI PLC                                       100,000                      87
* Telewest Communications PLC                   331,500                      55
* MMO2 PLC                                       80,600                      51
                                                                ----------------
                                                                $        21,453
                                                                ----------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                               SHARES                    (000)
--------------------------------------------------------------------------------
UNITED STATES (35.3%)
AUTO & Transportation (5.2%)
  Burlington Northern
    Santa Fe Corp.                      $        88,500         $         2,433
* Northwest Airlines Corp. Class A               98,000                   1,807
  General Motors Corp.                           27,100                   1,738
* Lear Corp.                                     28,100                   1,445
  TRW, Inc.                                      24,000                   1,321
  Delphi Corp.                                   72,322                   1,125
* Kansas City Southern
    Industries, Inc.                             61,000                     976

CONSUMER DISCRETIONARY (8.9%)
* ProQuest Co.                                   55,000                   2,239
* Toys R Us, Inc.                               123,600                   2,135
* Mandalay Resort Group                          53,000                   1,901
  Waste Management, Inc.                         64,900                   1,709
  Ethan Allen Interiors, Inc.                    41,000                   1,690
  International Speedway Corp.                   38,500                   1,656
  Reader's Digest Assn., Inc. Class A            57,800                   1,376
  J.C. Penney Co., Inc.
    (Holding Company)                            53,000                   1,152
  The Limited, Inc.                              53,556                   1,026
  Eastman Kodak Co.                              31,500                   1,015
* Saks Inc.                                      67,000                     996
  Mattel, Inc.                                   40,000                     826
  Hasbro, Inc.                                   49,000                     783

CONSUMER STAPLES (2.1%)
  Philip Morris Cos., Inc.                       23,600                   1,285
  McCormick & Co., Inc.                          48,000                   1,231
  Sara Lee Corp.                                 55,000                   1,165
* Rite Aid Corp.                                228,000                     723

FINANCIAL SERVICES (4.6%)
  Moody's Corp.                                  40,000                   1,743
  Mercury General Corp.                          34,000                   1,700
  MBIA, Inc.                                     29,500                   1,591
  Capital One Financial Corp.                    22,300                   1,336
  Unitrin, Inc.                                  28,500                   1,188
* Conseco Inc.                                  315,000                   1,175
  Plum Creek Timber Co. Inc. REIT                25,454                     775

HEALTH CARE (2.2%)
  IMS Health, Inc.                               81,000                   1,669
  Baxter International, Inc.                     29,000                   1,650
* WellPoint Health Networks Inc.
    Class A                                      17,400                   1,306

MATERIALS & Processing (4.2%)
  Agrium, Inc.                                  187,650                   1,830
* Scotts Co.                                     38,300                   1,827
  Temple-Inland Inc.                             30,000                   1,588
* Inco Ltd.                                      63,000                   1,262
  PPG Industries, Inc.                           23,500                   1,229
* Freeport-McMoRan
    Copper & Gold, Inc. Class B                  63,800                   1,133
* LTV Corp.                                     268,000                       3

OTHER ENERGY (1.3%)
  Baker Hughes, Inc.                             34,000                   1,281
* FMC Technologies Inc.                          34,394                     782
  Massey Energy Co.                              46,700                     698

PRODUCER DURABLES (0.8%)
* Xerox Corp.                                   180,100                   1,594

TECHNOLOGY (3.5%)
  Raytheon Co.                                   37,200                   1,574
* Dell Computer Corp.                            43,000                   1,133
* Unisys Corp.                                   81,900                   1,106
* Sabre Holdings Corp.                           22,730                   1,057
  Hewlett-Packard Co.                            46,600                     797
* Palm, Inc.                                    236,000                     748
  Nortel Networks Corp.                         210,030                     714
  Curtiss-Wright Corp. Class B                    1,662                     125

UTILITIES (1.2%)
  SBC Communications Inc.                        52,716                   1,637

* NEXTEL Communications, Inc.                   157,000                     865

OTHER (1.3%)

* Berkshire Hathaway Inc. Class B                   620                   1,508
* FMC Corp.                                      32,000                   1,238
                                                                ----------------
                                                                $        73,615
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $182,539)                             $       196,644
--------------------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.92%, 5/1/2002                       $        12,391                  12,391
  1.92%, 5/1/2002--Note G                         9,011                   9,011
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $21,402)                                                       21,402
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.6%)
    (Cost $203,941)                                                     218,046
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                            $         1,941
Security Lending Collateral Payable
  to Brokers--Note G                                                     (9,011)
Other Liabilities                                                        (2,413)
                                                                ----------------
                                                                $        (9,483)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 16,379,092 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $       208,563
================================================================================
NET ASSET VALUE PER SHARE                                       $         12.73
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                          AMOUNT            PER
                                                           (000)          SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                       $  193,668      $   11.83
Undistributed Net
  Investment Income--Note E                                  234            .01
Accumulated Net Realized
  Gains--Note E                                              549            .03
Unrealized Appreciation--Note F
  Investment Securities                                   14,105            .86
  Foreign Currencies                                           7             --
--------------------------------------------------------------------------------
NET ASSETS                                            $  208,563      $   12.73
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              GLOBAL EQUITY FUND
                                                 SIX MONTHS ENDED APRIL 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                     $        1,376
  Interest                                                                  107
  Security Lending                                                           39
--------------------------------------------------------------------------------
    Total Income                                                 $        1,522
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               387
    Performance Adjustment                                                  160
  The Vanguard Group--Note C
    Management and Administrative                                           371
    Marketing and Distribution                                               12
  Custodian Fees                                                             51
  Auditing Fees                                                               8
  Shareholders' Reports                                                      10
--------------------------------------------------------------------------------
    Total Expenses                                                          999
    Expenses Paid Indirectly--Note D                                        (13)
--------------------------------------------------------------------------------
    Net Expenses                                                            986
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       536
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                              563
    Foreign Currencies                                                      (31)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    532
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                26,879
    Foreign Currencies                                                       10
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         26,889
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $       27,957
================================================================================
*Dividends are net of foreign withholding taxes of $133,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                             GLOBAL EQUITY FUND
                                          --------------------------------------
                                              SIX MONTHS                   YEAR
                                                   ENDED                  ENDED
                                           APR. 30, 2002          OCT. 31, 2001
                                                   (000)                  (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                    $         536          $       1,584
  Realized Net Gain (Loss)                           532                  6,148
  Change in Unrealized Appreciation
    (Depreciation)                                26,889                (20,357)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations              27,957                (12,625)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           (1,529)                (2,649)
  Realized Capital Gain*                          (5,605)               (11,917)
--------------------------------------------------------------------------------
    Total Distributions                           (7,134)               (14,566)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                          63,588                 44,590
  Issued in Lieu of Cash Distributions             6,618                 13,636
  Redeemed**                                     (26,435)               (27,482)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                            43,771                 30,744
--------------------------------------------------------------------------------
    Total Increase (Decrease)                     64,594                  3,553
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                            143,969                140,416
--------------------------------------------------------------------------------
  End of Period                            $     208,563          $     143,969
================================================================================

1Shares Issued (Redeemed)
  Issued                                           5,270                  3,576
  Issued in Lieu of Cash Distributions               582                  1,131
  Redeemed                                        (2,207)                (2,214)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
    Outstanding                                    3,645                  2,493
================================================================================
* Includes fiscal 2002 and 2001 short-term gain distributions totaling $510,000 and $2,292,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
** Net of redemption fees of $49,000 for 2001. The fund eliminated its redemption fee on April 7, 2001.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED   ---------------------------------------------------------
THROUGHOUT EACH PERIOD                              APRIL 30, 2002          2001       2000        1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.31        $13.71     $14.10      $12.11      $12.79    $11.72
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .04           .13        .26         .20         .19       .19
  Net Realized and Unrealized Gain
    (Loss) on Investments                                     1.94         (1.10)       .37        2.80        (.20)     1.21
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          1.98          (.97)       .63        3.00        (.01)     1.40
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.12)         (.26)      (.18)       (.26)       (.23)     (.14)
  Distributions from Realized Capital Gains                   (.44)        (1.17)      (.84)       (.75)       (.44)     (.19)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.56)        (1.43)     (1.02)      (1.01)       (.67)     (.33)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $12.73        $11.31     $13.71      $14.10      $12.11    $12.79
==============================================================================================================================

TOTAL RETURN*                                               18.09%        -7.72%      4.45%      26.52%       0.04%    12.19%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                        $209          $144       $140        $125        $121     $128
  Ratio of Expenses to
    Average Net Assets                                     1.19%**         1.08%      0.70%       0.71%       0.68%     0.71%
  Ratio of Net Investment Income to
    Average Net Assets                                     0.64%**         1.10%      1.88%       1.39%       1.47%     1.67%
Portfolio Turnover Rate                                      15%**           27%        31%         36%         34%       24%
==============================================================================================================================
* Total  returns do not reflect the 1% fee assessed  through  April 6, 2001,  on redemptions of shares held for less than five years.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index Free. For the six months ended April 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.44% of the fund's average net assets before an increase of $160,000 (0.19%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2002, the fund had contributed capital of $34,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $9,000 and $4,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended April 30, 2002, the fund purchased $45,571,000 of investment securities and sold $11,894,000 of investment securities, other than temporary cash investments.

     During the six months ended April 30, 2002, the fund realized net foreign currency losses of $31,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At April 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $14,105,000, consisting of unrealized gains of $33,430,000 on securities that had risen in value since their purchase and $19,325,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency gains of $7,000 resulting from the translation of other assets and liabilities at April 30, 2002.

G. The market value of securities on loan to broker/dealers at April 30, 2002, was $7,136,000, for which the fund held cash collateral of $9,011,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

                                                         [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

  Consider the benefits of using Vanguard.com.
On our website, you can:

  * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
  * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.


HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
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(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1292 062002